UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Dear Shareholder:

We have enclosed with this letter the proxy statement for our 2015 Annual Meeting (the “Annual Meeting”) of shareholders of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”).

This year’s Annual Meeting will be held on Thursday, November 12, 2015, at 10:00 a.m. Central Time, at our offices at 305 Hartmann Drive, Lebanon, Tennessee 37087, and you are most welcome to attend. You will find directions to the Annual Meeting on the inside back cover of the accompanying proxy statement.

At the Annual Meeting, you will have an opportunity to vote on the following proposals: (1) the election of nine directors, (2) approval of the Company’s shareholder rights plan, (3) approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement, (4) to reapprove the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, and (5) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Representatives from Deloitte & Touche LLP will be available at the Annual Meeting and we will address questions that you may have.

This year, we have again elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules.

Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy as soon as possible via the Internet, by phone, or if you have requested to receive printed proxy materials, by mailing a proxy card enclosed with those materials. This will not prevent you from voting in person at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. If you decide later to attend the Annual Meeting, you may withdraw your proxy at any time and vote your shares in person.

We want your vote to be represented at the Annual Meeting. For those of you who plan to visit with us in person at the Annual Meeting, we look forward to seeing you, and please have a safe trip.

Sincerely,

Sandra B. Cochran
President and Chief Executive Officer

October 2, 2015

305 Hartmann Drive

Lebanon, Tennessee 37087

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE OF MEETING:	November 12, 2015
TIME OF MEETING:	10:00 a.m. Central Time
PLACE OF MEETING:	305 Hartmann Drive Lebanon, Tennessee 37087
ITEMS OF BUSINESS:	(1)	to elect nine directors;
	(2)	to approve the Company’s shareholder rights plan;
	(3)	to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice;
	(4)	to reapprovethe material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;
	(5)	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2016 fiscal year; and
	(6)	to conduct other business properly brought before the meeting.
WHO MAY VOTE/ RECORD DATE:	You may vote if you were a shareholder at the close of business on September 21, 2015.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to many of our shareholders instead of paper copies of our proxy statement and our 2015 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including this proxy statement, our 2015 Annual Report and proxy card.

We hope that you will be able to attend the Annual Meeting. Instructions on how to obtain directions to the Annual Meeting are also included in the Notice. We ask, however, whether or not you plan to attend the Annual Meeting that you vote as soon as possible. Promptly voting will help ensure that the greatest number of shareholders are present whether in person or by proxy. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy card enclosed with those materials. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

If you attend the Annual Meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

By Order of our Board of Directors,

Michael J. Zylstra
Secretary

Lebanon, Tennessee

October 2, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING

TO BE HELD ON NOVEMBER 12, 2015:

The Notice of Internet Availability of Proxy Materials, Notice of Meeting and

Proxy Statement are available free of charge at: www.proxyvote.com

CRACKER BARREL OLD COUNTRY STORE, INC.

305 Hartmann Drive

Lebanon, Tennessee 37087

Telephone: (615) 444-5533

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION	1

VOTING MATTERS	4

BOARD OF DIRECTORS AND COMMITTEES	8

EXECUTIVE COMPENSATION	13

COMPENSATION DISCUSSION AND ANALYSIS	13

COMPENSATION COMMITTEE REPORT	29

COMPENSATION TABLES AND INFORMATION	30
Summary Compensation Table	30
Grants of Plan-Based Awards Table	31
Outstanding Equity Awards at Fiscal Year-End Table	32
Option Exercises and Stock Vested	33
Equity Compensation Plan Information	33
Non-Qualified Deferred Compensation	33
Potential Payments Upon Termination or Change in Control	34
Director Compensation Table	35
Employment and Other Agreements	36
Compensation Committee Interlocks and Insider Participation	37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	38

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39

PROPOSAL 1: ELECTION OF DIRECTORS	41

PROPOSAL 2: APPROVAL OF THE SHAREHOLDER RIGHTS PLAN	49

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	53

PROPOSAL 4: REAPPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER OUR 2010 OMNIBUS STOCK AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE	54

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

FEES PAID TO AUDITORS	61

AUDIT COMMITTEE REPORT	62

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING	63

ANNUAL REPORT AND FINANCIAL INFORMATION	64

OTHER BUSINESS	64

GENERAL INFORMATION

What is this document?

This document is the proxy statement of Cracker Barrel Old Country Store, Inc. that is being furnished to shareholders in connection with our Annual Meeting of Shareholders to be held on Thursday, November 12, 2015 (the “Annual Meeting”). If you requested a printed version of the proxy statement, a form of proxy card is also being furnished with this document.

We have tried to make this document simple and easy to understand. The Securities and Exchange Commission (the “SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to Cracker Barrel Old Country Store, Inc. throughout this proxy statement as “we,” “us,” the “Company” or “Cracker Barrel.”

Why am I receiving a proxy statement?

Because you were one of our shareholders at the close of business on September 21, 2015, the record date for our Annual Meeting, you are receiving this document in order to solicit your proxy (i.e., your permission) to vote your shares of Cracker Barrel stock upon certain matters at the Annual Meeting. We are required by law to convene an Annual Meeting of our shareholders at which directors are elected. Because our shares are widely held, it would be impractical, if not impossible, for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our shareholders. United States federal securities laws require us to send you this proxy statement and specify the information required to be contained in it.

What does it mean if I receive more than one proxy statement or proxy card?

If you receive multiple proxy statements or proxy cards, that may mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company (“AST”), which may be contacted at (800) 485-1883.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, this year the Company will again use the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view on the Internet the Company’s proxy materials for the Annual Meeting; and

•	instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the Company’s website at http://investor.crackerbarrel.com.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Are you “householding” for shareholders sharing the same address?

Yes. The SEC’s rules regarding the delivery of proxy materials to shareholders permit us to deliver a single copy of these documents to an address shared by two or more of our shareholders. This method of delivery is called “householding,” and it can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. Under this procedure, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this proxy statement or the 2015 Annual Report, shareholders may write or call our transfer agent, AST, at toll free 800-485-1883, or our Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087. The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Who pays for the Company’s solicitation of proxies?

We will pay for the entire cost of soliciting proxies on behalf of the Company. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by mail, by telephone, via the Internet, press releases or advertisements. Directors and employees will not be paid any additional compensation for soliciting proxies, but MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor, will be paid a fee, not expected to exceed $20,000, for rendering solicitation services.

Who may attend the Annual Meeting?

The Annual Meeting is open to all of our shareholders. To attend the meeting, you will need to register upon arrival. We also may check for your name on our shareholders’ list and ask you to produce valid identification. If your shares are held in street name by your broker or bank, you should bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Cracker Barrel shares, it is possible that you will not be admitted to the meeting.

May shareholders ask questions at the Annual Meeting?

Yes. Our officers will be available to respond to shareholder questions at the end of the Annual Meeting. In order to give a greater number of shareholders the opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions or requiring questions to be submitted in writing.

What if I have a disability?

If you are disabled and would like to participate in the Annual Meeting, we can provide reasonable assistance. Please send any request for assistance to Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087, Attention: Corporate Secretary, at least two weeks before the meeting.

What is Cracker Barrel Old Country Store, Inc. and where is it located?

We are the owner and operator of the Cracker Barrel Old Country Store® restaurant and retail concept. We operate over 637 Cracker Barrel stores in 42 states through a number of related operating companies. Our corporate headquarters are located at 305 Hartmann Drive, Lebanon, Tennessee 37087. Our telephone number is (615) 444-5533.

Where is Cracker Barrel Old Country Store, Inc. common stock traded?

Our common stock is traded and quoted on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “CBRL.”

Who will count the votes cast at the Annual Meeting?

The Board of Directors will appoint an independent inspector of election to serve at the Annual Meeting. The inspector of election for the Annual Meeting will determine the number of votes cast by holders of common stock for all matters. Final voting results will be announced at the Annual Meeting.

How can I find the voting results of the Annual Meeting?

We will include the voting results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the completion of the Annual Meeting.

VOTING MATTERS

What am I voting on?

You will be voting on the following matters:

•	the election of nine directors;

•	the approval of the Company’s shareholder rights plan;

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•	the reapproval of the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2016 fiscal year.

Who is entitled to vote?

You may vote if you owned shares of our common stock at the close of business on September 21, 2015. As of September 21, 2015, there were 24,025,539 shares of our common stock outstanding.

How many votes must be present to hold the Annual Meeting?

In order to lawfully conduct the Annual Meeting, a majority of our outstanding common shares as of September 21, 2015 must be present at the Annual Meeting either in person or by proxy. This is called a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by one of the methods described below under the question “How do I vote before the Annual Meeting?” Abstentions and “broker non-votes” (as explained below under the question “What is a ‘broker non-vote’?”) also will be counted for purposes of establishing a quorum.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

May I vote my shares in person at the Annual Meeting?

Yes. You may vote your shares at the Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the Annual Meeting in person, however, in order to assist us in tabulating votes at the Annual Meeting, we encourage you to vote by using the telephone, Internet or, if applicable, by returning a proxy card.

How do I vote before the Annual Meeting?

Before the Annual Meeting, you may vote your shares in one of the following three ways: (1) via the Internet by following the instructions provided in the Notice, (2) by mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided, or (3) by telephone, if you requested printed copies of the proxy materials, by calling the toll free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.

Please use only one of the three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your broker, as explained below under the question “How do I vote if my broker holds my shares in ‘street name’?” The Tennessee Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Internet or telephone voting procedures available to shareholders are valid and consistent with the requirements of applicable law.

How do I vote if my broker holds my shares in “street name”?

If your shares are held in a brokerage account in the name of your bank or broker (this is called “street name”), your bank or broker will send you the Notice. Many (but not all) brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options.

What is a “broker non-vote”?

If you own shares through a broker in street name, you may instruct your broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your broker with voting instructions at least 10 days before the Annual Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules. See “How will abstentions and broker non-votes be treated?” and “Will my shares held in street name be voted if I do not provide my proxy?” below.

How will abstentions and broker non-votes be treated?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal, unless such proposal is a “routine” matter under applicable rules. See “Will my shares held in street name be voted if I do not provide my proxy?” below. The only “routine” matter to be presented at the Annual Meeting is Proposal 5: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Will my shares held in street name be voted if I do not provide my proxy?

On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The only “routine” matter to be presented at the Annual Meeting is Proposal 5: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card.

What if I return my proxy card or vote by Internet or telephone but do not specify my vote?

If you sign and return your proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, we will vote them:

•	FOR the election of each of the nine director nominees named in this proxy statement;

•	FOR the approval of the Company’s shareholder rights plan;

•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•	FOR the reapproval of the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2016 fiscal year.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy given pursuant to this solicitation, you must:

•	sign another proxy with a later date and return it to our Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087 at or before the Annual Meeting;

•	provide our Corporate Secretary with a written notice of revocation dated later than the date of the proxy at or before the Annual Meeting;

•	re-vote by using the telephone and calling (800) 690-6903;

•	re-vote by using the Internet by following the instructions in the Notice; or

•	attend the Annual Meeting and vote in person—note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting.

What vote is required to approve each proposal?

•	Proposal 1: Election of nine directors.

The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Broker non-votes will also not be considered to have been voted for any director nominee.

•	Proposal 2: Approval of the Company’s shareholder rights plan.

The Company’s shareholder rights plan will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

•	Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice.

The approval of the compensation of the Company’s named executive officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

•	Proposal 4: Reapproval of the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

The reapproval of the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

•	Proposal 5: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016.

Shareholder ratification of the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the appointment of Deloitte & Touche LLP for ratification in order to obtain the views of our shareholders. This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. If you submit a properly executed proxy card or use the Internet or telephone to indicate “ABSTAIN” on this proposal, your vote will not be counted as cast on this proposal. This proposal is considered routine, and thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you. Abstentions will not have any legal effect on whether this proposal is approved. If the appointment of Deloitte & Touche LLP is not ratified, the Audit Committee will reconsider its appointment.

How do you recommend that I vote on these items?

The Board of Directors recommends that you vote:

•	FOR the election of each of the nine director nominees named in this proxy statement;

•	FOR the approval of the Company’s shareholder rights plan;

•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•	FOR the reapproval of the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2016 fiscal year.

May other matters be raised at the Annual Meeting; how will the Annual Meeting be conducted?

We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this proxy statement. Under Tennessee law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the shareholders seeking to bring such business before the Annual Meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.

The Chairman has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

BOARD OF DIRECTORS AND COMMITTEES

Directors

The names and biographies of each member of our Board of Directors are set forth in this proxy statement under “PROPOSAL 1: ELECTION OF DIRECTORS,” beginning on page 41 of this proxy statement. All of the current members of our Board of Directors are nominees for re-election to the Board.

Board Meetings

Our Board of Directors met nine times during 2015. Each director attended at least 75% of the aggregate number of meetings of the full Board of Directors that were held during the period he or she was a director during 2015 and all meetings of the committee(s) on which he or she served that were held during the period he or she served on such committee in 2015.

Board Committees

Our Board of Directors has the following standing committees: Audit, Compensation, Nominating and Corporate Governance, Public Responsibility, and Executive. All members of the Audit, Compensation, and Nominating and Corporate Governance committees are independent under the Nasdaq Marketplace Rules and our Corporate Governance Guidelines. Our Board of Directors has adopted a written charter for each of the committees, with the exception of the Executive Committee. Copies of the charters of each of the Audit, Compensation, and Nominating and Corporate Governance committees, as well as our Corporate Governance Guidelines, are posted on our website: www.crackerbarrel.com. Current information regarding all of our standing committees is set forth below:

Name of Committee and Members	Functions of the Committee		Number of Meetings in 2015

AUDIT: Richard J. Dobkin, Chair Glenn A. Davenport Norman E. Johnson William W. McCarten	•	Acts as liaison between our Board of Directors and independent auditors	7
	•	Reviews and approves the appointment, performance, independence and compensation of independent auditors
	•	Has authority to hire, terminate and approve payments to the independent registered public accounting firm and other committee advisors
	•	Responsible for developing procedures to receive information and address complaints regarding our accounting, internal accounting controls or auditing matters

	•	Reviews internal accounting controls and systems, including internal audit plan

	•	Reviews results of the internal audit plan, the annual audit and related financial reports

	•	Reviews quarterly earnings press releases and related financial reports

	•	Reviews our significant accounting policies and any changes to those policies

	•	Reviews policies and practices with respect to risk assessment and risk management

Name of Committee and Members	Functions of the Committee		Number of Meetings in 2015

	•	Reviews and pre-approves directors’ and officers’ related-party transactions and annually reviews ongoing arrangements with related parties and potential conflicts of interest

	•	Reviews the appointment, performance and termination or replacement of the senior internal audit executive

	•	Determines financial expertise and continuing education requirements of members of the committee

COMPENSATION: Coleman H. Peterson, Chair Glenn A. Davenport Richard J. Dobkin Andrea M. Weiss	•	Reviews management performance, particularly with respect to annual financial goals	8
	•	Administers compensation plans and reviews and approves salaries, bonuses and equity compensation grants of executive officers, excluding the Chief Executive Officer for whom the committee makes a recommendation to the Board of Directors for its approval

	•	Monitors compliance of directors and officers with our stock ownership guidelines

	•	Evaluates the risk(s) associated with our compensation plans

	•	Selects and engages independent compensation consultants and other committee advisors

•

Reviews, in conjunction with the Nominating and Corporate Governance Committee, a succession plan with the Chairman of the Board and the Chief Executive Officer and provides insights with respect to succession planning to the Nominating and Corporate Governance Committee

NOMINATING AND CORPORATE GOVERNANCE: James W. Bradford, Chair Thomas H. Barr William W. McCarten Coleman H. Peterson	•	Identifies and recruits qualified candidates to fill positions on our Board of Directors	4
	•	Considers nominees to our Board of Directors recommended by shareholders in accordance with the nomination procedures set forth in our bylaws
	•	Reviews corporate governance policies and makes recommendations to our Board of Directors
	•	Reviews and recommends candidates to serve on committees of our Board of Directors

	•	Oversees annual performance review of our Board of Directors and the committees thereof

	•	Reviews, on behalf of our Board of Directors, a succession plan with the Chairman of the Board and the Chief Executive Officer and reports to our Board of Directors on that issue

Name of Committee and Members	Functions of the Committee		Number of Meetings in 2015

PUBLIC RESPONSIBILITY: Andrea M. Weiss, Chair Thomas H. Barr Norman E. Johnson	•	Assists the Board of Directors in fulfilling its oversight responsibility for the Company’s overall enterprise risk management program	1
	•	Analyzes public policy trends and makes recommendations to the Board of Directors regarding how the Company can anticipate and adjust to these trends
	•	Annually reviews the policies, procedures and expenditures for the Company’s political activities including political contributions and direct and indirect lobbying
	•	Reviews the Company’s progress toward its diversity goals and compliance with the Company’s responsibilities as an equal opportunity employer

	•	Reviews the Company’s human and workplace rights policies

	•	Reviews and recommends procedures concerning the transmission of the Company’s positions on public policy and social issues via digital media outlets

	•	Annually reviews shareholder proposals that deal with public policy issues and makes recommendations to the Board of Directors regarding the Company’s response to such proposals

EXECUTIVE: James W. Bradford, Chair Sandra B. Cochran Richard J. Dobkin Coleman H. Peterson Andrea M. Weiss	•	Meets at the call of the Chief Executive Officer or Chairman of the Board	0
	•	Meets when the timing of certain actions makes it appropriate to convene the committee rather than the entire Board of Directors
	•	May carry out all functions and powers of our Board of Directors subject to certain exceptions under applicable law
	•	Advises senior management regarding actions contemplated by the Company whenever it is not convenient or appropriate to convene the entire Board of Directors

Board Leadership Structure

Our Board of Directors regularly considers the appropriate leadership structure for the Company. The Board of Directors has concluded that it is important to retain flexibility in determining whether the same individual should serve as both Chief Executive Officer and Chairman at any given point in time based on what the Board of Directors believes will provide the best leadership structure for the Company at that time, rather than by adhering to a formal standing policy on the subject. This approach allows our Board of Directors to use its considerable experience and knowledge to elect the most qualified director as Chairman, while maintaining the ability to separate the Chairman and Chief Executive Officer roles when appropriate. Accordingly, at different points in time, the Chief Executive Officer and Chairman roles may be held by the same person. At other times, as currently, they may be held by different individuals. In each instance, the decision on whether to combine or separate the roles is determined by what the Board of Directors believes is in the best interests of our shareholders, based on the circumstances at the time. By way of example, in the event of a departure of either our

Chief Executive Officer or Chairman, the Board of Directors could reconsider the leadership structure and whether one individual was then suited to fulfill both roles, based on a candidate’s experience and knowledge of our business and whether the directors considered it in the best interest of the Company to combine the positions.

Our Board of Directors believes that its current leadership structure, with Mr. Bradford serving as Chairman, and Ms. Cochran serving as the Chief Executive Officer, is the most appropriate structure for fostering the achievement of the Company’s corporate goals and objectives and establishes a favorable balance between effective Company leadership and oversight by non-employee directors. Our Board of Directors believes that the current leadership structure best serves (i) the objectives of the Board of Directors’ oversight of management, (ii) the ability of the Board of Directors to carry out its roles and responsibilities on behalf of the shareholders, and (iii) the Company’s overall corporate governance. Our Board of Directors will continue to evaluate the Company’s leadership structure on an ongoing basis to ensure that it is appropriate at all times.

Board Oversight of Risk Management

It is the responsibility of our senior management to develop and implement our strategic plans, and to identify, evaluate, manage and mitigate the risks inherent in those plans. It is the responsibility of our Board of Directors to understand and oversee our strategic plans, the associated risks, and the steps that senior management is taking to manage and mitigate those risks. Our Board of Directors takes an active approach to its risk oversight role. This approach is bolstered by our Board of Directors’ leadership and committee structure, which ensures: (i) proper consideration and evaluation of potential enterprise risks by the full Board of Directors under the auspices of the Chairman, and (ii) further consideration and evaluation of discrete risks at the committee level.

Our Board of Directors is comprised predominantly of independent directors (eight of our nine directors), and all directors who served on the key committees of our Board of Directors (Audit, Compensation, Nominating and Corporate Governance and Public Responsibility) during 2015 are independent under applicable Nasdaq listing standards and our Corporate Governance Guidelines. This system of checks and balances ensures that key decisions made by the Company’s most senior management, up to and including the Chief Executive Officer, are reviewed and overseen by the non-employee directors of our Board of Directors.

Risk management oversight by the full Board of Directors includes a comprehensive annual review of our overall strategic plans, including the risks associated with these strategic plans. Our Board of Directors also conducts an annual review, led by the Audit Committee, of the conclusions and recommendations generated by management’s enterprise risk management process. This process involves a cross-functional group of our senior management that, on a continual basis, identifies current and future potential risks facing us and ensures that actions are taken to manage and mitigate those potential risks. Our Board of Directors also has overall responsibility for leadership succession for our most senior officers and reviews succession plans each year.

In addition, our Board of Directors has delegated certain risk management oversight responsibilities to certain of its committees, each of which reports regularly to the full Board of Directors. In performing these oversight responsibilities, each committee has full access to management, as well as the ability to engage independent advisors. The Audit Committee has primary overall responsibility for overseeing our risk management. It oversees risks related to our financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and our ethics and compliance program. It also regularly receives reports regarding our most significant internal control and compliance risks, along with management’s processes for maintaining compliance within a strong internal control environment. In addition, the Audit Committee receives reports regarding potential legal and regulatory risks and management’s plans for managing and mitigating those risks. Representatives of our independent registered public accounting firm attend Audit Committee meetings, regularly make presentations to the Audit Committee and comment on management presentations. In addition, our Chief Financial Officer, Vice President of Internal Audit, General Counsel and

representatives of our independent registered public accounting firm individually meet in private sessions with the Audit Committee to raise any concerns they might have with the Company’s risk management practices.

The Compensation Committee is responsible for overseeing our incentive compensation arrangements, for aligning such arrangements with sound risk management and long-term growth and for verifying compliance with applicable regulations. The Compensation Committee conducted an internal assessment of our executive and non-executive incentive compensation programs, policies and practices. The Compensation Committee reviewed and discussed: the various design features and characteristics of the Company-wide compensation policies and programs; performance metrics; and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and the Compensation Committee’s independent compensation consultant, the Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Finally, the Nominating and Corporate Governance Committee oversees risks associated with its areas of responsibility, including, along with the Audit Committee, our ethics and compliance program. The Nominating and Corporate Governance Committee also reviews annually our key corporate governance documents to ensure they are in compliance with the changing legal and regulatory environment and appropriately enable our Board of Directors to fulfill its oversight duties. In addition, our Board of Directors is routinely informed of developments at the Company that could affect our risk profile and business in general.

Compensation of Directors

During 2015, each outside director was paid an annual cash retainer of $50,000. Each outside director also was paid a director’s fee of $1,500 for each committee meeting attended, other than the Audit Committee and the Compensation Committee members, who were paid $2,000 for each committee meeting attended. The Chairman of each committee, other than the Audit Committee and the Compensation Committee, was paid an additional annual retainer of $13,000, while the Chairman of the Audit Committee and Compensation Committee each was paid an additional annual retainer of $18,000. Directors also receive $2,000 for each meeting of our Board of Directors attended, in addition to the annual retainer described above. We reimburse all non-employee directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings.

Non-employee directors are also offered the option to participate in our deferred compensation plan. The deferred compensation plan allows a participant to defer a percentage or sum of his or her compensation and earn interest on that deferred compensation at a rate equal to the 10-year Treasury bill rate (as in effect at the beginning of each calendar month) plus 1.5%.

Each non-employee director who is elected at an annual meeting also receives a grant of shares of restricted stock having a value equal to $100,000, with the number of shares of restricted stock included in such grant to be determined based on the closing price of our common stock on the date of the applicable annual meeting, as reported by Nasdaq, and to be rounded to the nearest whole share. These awards vest at the earlier of one year from the date of grant or at the next annual meeting of shareholders.

In addition to the compensation set forth above with respect to each outside director, our independent Chairman James W. Bradford was paid an annual cash retainer of $35,000 and received a grant of shares of restricted stock having a value equal to $65,000, based on the closing price of our common stock on the date of the grant, as reported by Nasdaq, and rounded to the nearest whole share. These shares of restricted stock vest one year from the date of grant.

The compensation of our directors during 2015 is detailed in the Director Compensation Table, which can be found on page 35 of this proxy statement.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This portion of the proxy statement, called Compensation Discussion and Analysis or “CD&A,” provides a description of the objectives and principles of Cracker Barrel’s executive compensation programs. It explains how compensation decisions are linked to Cracker Barrel’s performance relative to our strategic goals and efforts to drive shareholder value. It is also meant to give our shareholders insight into the deliberative process and the underlying compensation philosophy that are the foundation of the design of the pay packages of our executive officers. Generally, Cracker Barrel’s executive compensation programs apply to all executive officers, but this CD&A focuses on the compensation decisions relating to our executive officers who qualified as “named executive officers” under applicable SEC rules (the “Named Executive Officers”) during fiscal 2015.

Executive Summary

Company Performance in 2015 and Impact on Executive Compensation

Fiscal 2015 was a year marked with many operational and financial accomplishments. In every quarter of the year, we grew comparable store restaurant and retail sales over the prior year quarter. We achieved strong net income per share growth, generated substantial cash flow from operations, reinvested in the future growth of the Company, and returned significant capital to shareholders.

•

Shareholder Returns: Supported by the strength of our financial results and our commitment to shareholder returns, the Board approved an increase of our regular quarterly dividend to $1.10 per share, a 400 percent increase since May 2011; and for the first time in the Company’s history, we declared a special dividend of $3.00 per share. For the period ended July 31, 2015, we delivered three year “total shareholder return” (or TSR), which we believe is an appropriate measure of value returned on the shareholders’ investment, of approximately 170%, compared to 115% for the S&P 400 restaurant index.

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Revenue Growth: In fiscal 2015, we grew revenues by 5.9% to $2.8 billion, with comparable store restaurant sales increasing 5.1% and comparable store retail sales increasing 3.6%. With this top-line growth, we outperformed our peers consistently throughout the year, as measured by the Knapp-Track™ Casual Dining Index.

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Improved Margin: Adjusted for the impact of the previously disclosed litigation under the Fair Labor Standards Act in fiscal 2015 and proxy contest expenses in the prior year, we improved our operating margin, achieving 9.1% in fiscal 2015, compared to 7.9% in fiscal 2014.

•

Guest Experience: We pride ourselves on our consistent quality, value, and friendly service. And the dedication and commitment of our employees continues to be broadly recognized by consumers. Technomic, Inc. named Cracker Barrel a 2015 Chain Restaurant Consumers’ Choice Award winner for our pleasant and friendly service. In addition, FamilyFun magazine named Cracker Barrel a top family-friendly restaurant in 2015, as part of their third annual Travel Awards. We were also ranked number one by Nation’s Restaurant News Consumer Picks 2015 survey in the categories of Menu Variety and Atmosphere.

The strength of our performance was supported by the successful execution of our four strategic business priorities announced by our President and Chief Executive Officer, Sandra B. Cochran, at the beginning of 2015. These priorities steered our strategic focus and operational execution over the course of the year. The four strategic priorities, including a summary of how we delivered against them, are as follows:

1)

Extend the reach of the Cracker Barrel brand to drive traffic and sales in both our restaurant and retail businesses. Our five seasonal menu promotions continued to be well received by our guests. We believe these promotions drive repeat visits by providing our guests with variety through limited-time offerings that appeal to both our most frequent guests and our lighter users. To meet our guests’ desire for additional healthy menu items, we continued the build-out of our Wholesome Fixin’s menu category throughout fiscal 2015. Our retail store continues to be an integral part of the Cracker Barrel experience. Our merchandising team sourced themes that work across multiple demographics and resonate with a range of guests, with a focus on nostalgic and unique retail items. Marketing and advertising were key strategies to help drive restaurant and retail sales. In 2015, we sought to optimize our spend by reallocating dollars into media channels including social, digital, and our exclusive music program. We continued our Handcrafted by Cracker Barrel campaign with television and new billboard creative to drive brand awareness. We ran national cable advertising during our first, second, and fourth quarters. During these on-air periods, we used a pulsing schedule to stay engaged with our target guests over a longer period of time.

2)	Optimize average guest check through implementation of a geographic pricing structure. Using rigorous testing methodology that will be analyzed over multiple purchase cycles, we began our market level pricing test in the first quarter. We moved forward with our second phase in the third quarter and continue to read the elasticity in each market and use the findings to further expand the pricing variance between levels. We maintain our belief that a geographic pricing structure could allow us to deliver two to three percent in price increases over the next few years.

3)	Improve our operating margins through the application of technology and process enhancements. We successfully implemented new technology and process improvements to reduce annual operating costs by approximately $20 million. These improvements and initiatives included plate reduction, retail labor scheduling and lighting enhancement. Our new plate reduction guidelines drove improvements in dish room labor and chemical usage costs. Annual savings were also realized through a system-wide update to our retail labor scheduling and a re-bulbing of all stores with new LED light technology. We believe these initiatives further drove retail productivity and reduced our utilities expense, respectively, while maintaining the overall guest experience. It is our belief that these 2015 initiatives generated sustainable improvements in our cost structure and drove higher operating margins.

4)	Further grow our store base with the opening of six or seven new stores. During the fiscal year, we opened six new Cracker Barrel Old Country Store locations, including one designed with our new store prototype, expanding our chain to 637 stores in 42 states at year-end. We were pleased with guests’ responses to our new prototype design. As we gain knowledge from the performance of our new prototype, we anticipate retrofit opportunities for individual initiatives that can benefit the base business.

Outlook

The strength of the differentiated Cracker Barrel brand allowed us to optimize on higher consumer confidence to grow our 2015 revenue. Our ability to leverage this opportunity and execute against our strategic initiatives drove our solid bottom-line results. Adjusted operating income and adjusted earnings per share (EPS) were $258.4 million and $6.82 per share1, respectively, representing increases of 21% over fiscal 2014 comparable measures.

Summary of 2015 Compensation Actions

Pay actions for our Named Executive Officers in 2015 reflected the outstanding overall corporate performance discussed above, driven in large part by successful execution and focus on our four strategic business priorities:

•	Short term awards (annual bonus plan) for Named Executive Officers were 187.99% of target, driven by the increase in our operating income;

•

Long term awards (2014 LTPP Awards) for Named Executive Officers were 140.90% of target and reflected our achievement of “return on invested capital” (ROIC) of 19.56% during the past two fiscal years; and

•	Long term awards (2013 MSU Grants) for Named Executive Officers were 150% of target and reflected our achievement of a positive change in cumulative TSR of 154.52% during the past three fiscal years.

Advisory Vote on Executive Compensation

Last year, we held our annual advisory vote to approve Named Executive Officer compensation, commonly known as “Say on Pay.” Approximately 72% of the votes cast were in favor of our executive compensation as disclosed in our 2014 Proxy Statement. MacKenzie, the Company’s proxy solicitor in proxy contests at recent shareholder meetings, informed the Company that MacKenzie determined that Biglari Capital (“Biglari Capital”)

[1]	Operating income and EPS determined in accordance with GAAP were $254.9 million and $6.82 per share for 2015 and $208.4 million and $5.51 per share for 2014, respectively. The GAAP amount for 2015 includes expenses associated with the litigation under the Fair Labor Standards Act and the retroactive restatement of the Work Opportunity Tax Credit in fiscal 2015, and the GAAP amount for 2014 includes proxy contest expenses. A reconciliation of the Company’s financial results determined in accordance with GAAP to certain non-GAAP financial measures used herein has been provided on page 65 of this proxy statement.

cast 4,735,794 votes against our executive compensation as disclosed in our 2014 Proxy Statement. Excluding these votes cast by Biglari Capital, a historically dissident shareholder, approximately 98% of the remaining votes cast were in favor of our executive compensation as disclosed in our 2014 Proxy Statement. The Compensation Committee considered these results, as well as other feedback the Company has received from shareholders as part of its ongoing review of our executive compensation programs, and determined not to make material changes to our executive compensation programs because the Compensation Committee believes this advisory vote, particularly that of our disinterested shareholders, indicates considerable shareholder support for continuing the Company’s strong pay-for-performance philosophy.

Elements of Compensation Program

Compensation Philosophy

Our central compensation objective is to develop a program that will ultimately drive long-term total return to our shareholders and build a better company by implementing compensation programs that reward both company-wide and individual performance, align our executives’ interests with those of our shareholders and allow us to attract and retain talented executives.

We have a strong “pay for performance” philosophy designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. One hundred percent of the at-risk compensation payable to our executives is tied to the Company’s achievement of measurable performance goals (operating income and ROIC) that we believe directly relate to our ability to return value to our shareholders and thereby translate into higher TSR over time. In furtherance of our overall philosophy, we seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage them to remain with the Company for long and productive careers.

The Company’s compensation philosophy is to target total direct compensation paid to our executive officers at the median of our peer group and other market comparisons. While the Compensation Committee strives to deliver a target total compensation package approximating the market median, judgment is applied to recognize individual performance, experience, and value to the organization when establishing compensation opportunities. The Compensation Committee believes it utilizes elements of compensation that create appropriate flexibility and help focus and reward executives for both near-term and long-term performance while aligning the interests of executive officers with the interests of our shareholders.

Role of the Compensation Committee

The Compensation Committee’s primary responsibility is the establishment and approval of compensation and compensation programs for our executive officers that further the overall objectives of our executive compensation program. In fulfilling this responsibility, the Compensation Committee:

•	Reviews and approves corporate performance goals for our executive officers, sets cash- and equity-based compensation and administers our equity incentive arrangements;

•

Assesses (together with management) potential risks to the Company associated with our compensation programs and reviews and approves employment and change in control agreements of our executive officers; and

•

Periodically conducts or authorizes studies of matters within its scope of responsibilities and may retain, at the Company’s expense, independent counsel or other consultants necessary to assist the Compensation Committee in connection with any such studies.

The Compensation Committee makes compensation decisions after reviewing the performance of the Company and carefully evaluating both quantitative and qualitative factors such as an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, long-term potential to enhance shareholder value, current compensation status as shown on tally sheets reflecting current and historical compensation for each executive, and tenure with the Company.

In addition, for any Named Executive Officers who are subject to employment agreements, the Compensation Committee, with the assistance of Frederic W. Cook & Co., the Compensation Committee’s outside compensation consultant (“Cook & Co.”), and the Company’s outside counsel, is responsible for negotiating and reviewing the terms of such employment agreements.

Role of Management

Management plays the following roles in the compensation process:

•	Management recommends to our Board of Directors business performance targets and objectives for the annual plan and provides background information about the underlying strategic objectives;

•	Management evaluates employee performance;

•	Management recommends cash compensation levels and equity awards;

•	Management works with the Compensation Committee Chairman to establish the agenda for Compensation Committee meetings;

•	The Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process;

•	The Chief Executive Officer provides her perspective on recommendations provided by the consulting firm hired by the Compensation Committee regarding compensation program design issues;

•	The Chief Executive Officer does not play a role in setting her own compensation; and

•

Other members of management, at the request of the Compensation Committee, work with the outside consultants hired by the Compensation Committee to provide data about past practices, awards, costs and participation in various plans, and information about our annual and longer-term goals. When requested by the Compensation Committee, selected members of management may also review consultant recommendations on plan design and structure and provide a perspective to the Compensation Committee on how these recommendations may affect recruitment, retention and motivation of our employees as well as how they may affect us from an administrative, accounting, tax or similar perspective.

Role of Independent Compensation Consultant

To assist the Compensation Committee with establishing executive compensation, the Compensation Committee retains Cook & Co., a nationally recognized executive compensation consulting firm, to provide competitive market data, assist in establishing a peer group of companies and provide guidance on compensation structure as well as levels of compensation for our senior executives and the Board. The Compensation Committee consulted with Cook & Co. in determining the compensation to be awarded to all of the Named Executive Officers, including Ms. Cochran, in 2015. Cook & Co. reports directly to the Compensation Committee. The Compensation Committee has assessed the independence of Cook & Co. pursuant to applicable SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Cook & Co. from serving as an independent consultant to the Compensation Committee.

Analysis of Peer Group

The Compensation Committee evaluates a variety of factors in establishing an overall compensation program that best fits our overarching goals of maximizing shareholder return and building a stronger company. As one element of this evaluative process, the Compensation Committee, with the assistance of Cook & Co., considers competitive market compensation paid by other similarly situated companies and attempts to maintain compensation levels and programs that are comparable to and competitive with those of a peer group of similarly situated companies. Although we do not benchmark our compensation relative to peers, we do use the peer group data as an additional reference point to ensure relative consistency at the median level of our peers. The peer group is reviewed annually by the Compensation Committee, working with Cook & Co., and is comprised of the following:

•	Organizations of similar business characteristics (i.e., publicly traded organizations in the restaurant and retail industries);

•	Organizations against which we compete for executive talent;

•	Organizations of comparable size to Cracker Barrel (measured by sales); and

•	Organizations with similar geographic dispersion and workforce demographics.

After detailed analysis, the peer group approved and used by the Compensation Committee during 2015 was comprised of the following 16 publicly-traded companies:

•	ANN, Inc.	•	Darden Restaurants, Inc.

•	Big Lots, Inc.	•	DineEquity, Inc.

•	Bloomin’ Brands, Inc.	•	Jack-in-the-Box, Inc.

•	Bob Evans Farms, Inc.	•	Panera Bread Co.

•	Brinker International, Inc.	•	Petsmart Inc.

•	Buffalo Wild Wings, Inc.	•	Ruby Tuesday, Inc.

•	Cheesecake Factory, Inc.	•	Tractor Supply, Inc.

•	Chipotle Mexican Grill, Inc.	•	The Wendy’s Company

The peer group used in 2015 is the same as the peer group used in 2014.

Management and the Compensation Committee, with Cook & Co.’s assistance, regularly evaluate the marketplace to ensure that our compensation programs remain competitive. In addition to its review of data from the peer group, the Compensation Committee also from time to time consults data from published compensation surveys to assess more generally the competitiveness and the reasonableness of our compensation programs. To the extent that the Compensation Committee “benchmarks” compensation, it relies only on comparisons to the enumerated peer group and survey data. The Compensation Committee, however, does not believe that compensation levels and design should be based exclusively on benchmarking and, therefore, considers various business factors and each executive’s individual circumstances and role within our organization.

Overview of Compensation Elements

We strive to achieve an appropriate mix between cash payments and equity incentive awards in order to meet our objectives by rewarding recent results, motivating long-term performance and strengthening alignment with shareholders. The Compensation Committee evaluates the overall total direct compensation package relative to market conditions, but does not specifically target any percentile for each element of total direct compensation. In conducting this evaluation, the Compensation Committee’s goal is to ensure that a significant majority of each executive officer’s total direct compensation opportunity is contingent upon Company performance and shareholder value creation. The Compensation Committee reviews the compensation mix of each executive on a comprehensive basis to determine if we have provided the appropriate incentives to accomplish our compensation objectives.

In general, our compensation policies have provided for a more significant emphasis on long-term equity compensation than on annual cash compensation for our executive officers. Our long-term equity compensation consists of (i) a long-term performance plan (“LTPP”) that provides for awards of performance shares tied to successful achievement of pre-determined ROIC goals over a two-year period, and (ii) performance-based market stock units (“MSU Grants”) tied to change in cumulative TSR over a three-year period. The Compensation Committee believes that the Company’s 2015 pay mix supports the Company’s strong pay for performance culture, as demonstrated by approximately 82% of our Chief Executive Officer’s target total direct compensation and approximately 65% of our other Named Executive Officers’ target total direct compensation in 2015 were contingent upon the Company’s measurable performance to have any realizable value.

The following table summarizes the basic elements of our compensation programs and describes the behavior and/or qualities exhibited by our executive officers that each element is designed to encourage as well as the underlying purpose for that element of our compensation program:

Pay Element	What the Pay Element Rewards		Purpose of the Pay Element

Base Salary	•	Skills, experience, competence, performance, responsibility, leadership and contribution to the Company	•	Provide fixed compensation for daily responsibilities

Annual Bonus Plan	•	Rewards annual achievement of profitability (operating income) targets	•	Focus attention on meeting annual performance targets and our near-term success, provide additional cash compensation and incentives based on our annual performance

Long-Term Incentives	•	Achieving multi-year: (i) ROIC targets and (ii) change in cumulative TSR	•	Focus attention on meeting longer-term performance targets and our long-term success, create alignment with shareholders by focusing efforts on longer-term financial and shareholder returns, and retain management in competitive marketplace

Health and welfare benefits	•	Provides medical coverage as well as death/disability benefits	•	Designed to provide a level of safety and security for executives and their families (as applicable) that allows executives to focus their efforts on running the business effectively

Severance and change-in-control provisions/agreements	•	Provides payments and other benefits upon termination of employment	•	Designed to ensure that executive officers remain focused on maximizing shareholder value even during transitions or potential transactions

We believe our compensation programs are consistent with best practices for sound corporate governance.

We DO:

•	Maintain robust stock ownership guidelines for executives and non-executive directors;

•	Only accelerate equity upon change-in-control AND termination (i.e., “double trigger”); and

•	Maintain anti-hedging, anti-pledging and recoupment (or “clawback”) policies.

We do NOT:

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Execute employment agreements containing multi-year guaranties for salary increases, non-performance bonuses or automatic renewals (i.e., evergreen agreements) for those executive officers that have employment agreements—currently only our Chief Executive Officer;

•	Provide material perquisites for executives;

•	Offer gross-up payments to cover personal income taxes or excise taxes that pertain to executive or severance benefits; or

•	Provide special executive retirement programs.

Base Salary

The Compensation Committee reviews our executive officers’ base salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. Base salary for our executive officers is determined after consideration of numerous factors, including, but not limited to: scope of work, skills, experience, responsibilities, performance and seniority of the executive, peer group salaries for similarly-situated positions and the recommendation of the Chief Executive Officer (except in the case of her own compensation). Ms. Cochran’s salary is set per her employment agreement, subject to increases at the discretion of the Compensation Committee. The Company views base salary as a fixed component of executive compensation that compensates the executive officer for the daily responsibilities assumed in operating the Company throughout the year.

Base salaries for 2014 and 2015 for the Named Executive Officers were as follows:

NAMED EXECUTIVE OFFICER	2014 BASE SALARY	2015 BASE SALARY	PERCENT CHANGE
Sandra B. Cochran	$955,000	$985,000	3.14%
Lawrence E. Hyatt	$505,000	$520,000	2.97%
Nicholas V. Flanagan	$370,000	$426,000	15.14%
Edward A. Greene	$385,000	$397,000	3.12%
Christopher A. Ciavarra	$320,000	$320,000	0.00%

Annual Bonus Plan

The annual bonus plan generally provides our executive officers with the opportunity to receive additional cash compensation based on a targeted percentage of base salary, but only if the Company successfully meets established performance targets. For 2015, executive officers were eligible to receive a bonus, depending upon the Company’s operating income performance relative to a target set at the beginning of the fiscal year. The following graph reflects the various potential payout levels at different levels of performance:

Annual Bonus Plan Curve

(Dollars are in Thousands)

Operating Income Performance

In determining whether the operating income performance metrics were satisfied in 2015, the Compensation Committee used adjusted operating income of $258.4 million rather than operating income calculated according to GAAP of $254.9 million. The adjusted operating income figure excludes a settlement expense accrual related to the Company’s previously disclosed litigation under the Fair Labor Standards Act and related state law claims.

For 2015, the Company’s target operating income was $227.3 million and the Company achieved an adjusted operating income of $258.4 million (see page 65 for calculation of applicable adjustments), which was 113.67% of the operating income target. As a result of the Company’s performance, annual bonus payouts were 187.99% of the target percentage of base salary (see table below).

	2015 Operating Income Goals		Actual 2015 Operating Income Performance ($000)	2015 Annual Bonus Plan Payout
	Performance Range ($000)	Payout Range (% of target)
Threshold	$193,232	30%
Target	$227,332	100%	258,399	187.99%
Maximum	$261,432	200%

The following table sets forth (i) target bonuses during 2015 for the Named Executive Officers, expressed both as a percentage of base salary and in absolute amounts, and (ii) the actual bonuses received by the Named Executive Officers under the 2015 annual bonus plan:

NAMED EXECUTIVE OFFICER	2015 BASE SALARY	2015 BONUS TARGET PERCENTAGE	2015 BONUS TARGET	ACTUAL PAYOUT PERCENTAGE	2015 ACTUAL BONUS
Sandra B. Cochran	$985,000	100%	$985,000	187.99%	$1,851,702
Lawrence E. Hyatt	$520,000	70%	$364,000	187.99%	$684,284
Nicholas V. Flanagan	$426,000	70%	$298,200	187.99%	$560,586
Edward A. Greene	$397,000	50%	$198,500	187.99%	$373,160
Christopher A. Ciavarra	$320,000	60%	$192,000	187.99%	$360,941

The above 2015 annual bonuses are reflected in the 2015 “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 30 of this proxy statement.

Long-Term Incentives

The Compensation Committee believes that long-term incentives, particularly equity-based awards, provide a strong alignment of the interests of shareholders and executives. Therefore, a significant portion of our executive officers’ total compensation is provided in the form of equity awards. Since the adoption of the 2010 Omnibus Stock and Incentive Plan (the “2010 Omnibus Plan”), our long-term incentive programs have concentrated on awards of performance-based share units, which are aimed at delivering rewards in return for our executives’ contributions to generating long-term shareholder returns through business-building efforts and successful strategic planning. By using two equally weighted performance-based equity vehicles, the Compensation Committee reinforces its commitment towards a pay-for-performance philosophy and long-term alignment between management pay outcomes and shareholder value creation.

Long-Term Incentive Arrangements for 2015

Overview. In 2015, the Company’s equity compensation to executive officers was governed by the 2015 Long-Term Incentive Program. The 2015 Long-Term Incentive Program, which was adopted at the start of the 2015 fiscal year, consists of two components, both contingent upon Company performance, of substantially equal value at the time of grant: (i) the LTPP that provides for awards of performance shares tied to successful achievement of predetermined ROIC goals over a two-year performance period, and (ii) MSU Grants tied to TSR over a three-year performance period. For the 2015 Long-Term Incentive Program, the award types, performance periods and metrics for each of the two plan components are as follows:

Each year the Compensation Committee approves equity grants to executive officers in the Long-Term Incentive Program. The grant date value of these grants for 2015 (to be earned based on future performance) was calculated as a function of each executive officer’s “LTPP Percentage” and “MSU Percentage” which represent the target opportunities, expressed as a percentage of the executive officer’s base salary. The LTPP Percentage and MSU Percentage for the executive officers were established by the Compensation Committee simultaneously with the establishment of the 2015 Long-Term Incentive Program. The LTPP Percentage and MSU Percentage were then used to derive a target award, expressed as a number of shares, that would be awardable depending on whether and to what extent the Company meets or exceeds targets for the relevant performance metrics for each of the applicable plan components.

Awards under the Long-Term Incentive Program are credited (as a cash deferral) with dividend equivalent rights for any cash dividends paid on the number of shares covered by the Performance Shares or MSUs, as applicable, and the deferred amounts are settled in cash upon the vesting of the awards at the end of the performance period.

2015 LTPP. Under the 2015 LTPP, the executive officer is eligible to receive an award (a “2015 LTPP Award”) of up to 200% of a target number of shares that is calculated by dividing (i) the product of (y) the executive officer’s LTPP Percentage for the plan year multiplied by (z) his or her base salary at the time the LTPP target award is determined by (ii) the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2014 and the first 30 calendar days of fiscal 2015, which was $98.69. Actual awards based on these LTPP targets are determined at the end of the applicable performance period and are forfeited (with the exception of awards granted to Ms. Cochran) if, prior to that time, a participant is terminated or voluntarily resigns (other than as a result of retirement by an individual who meets the retirement-eligible conditions of 60 years of age and at least five years of service, for which such awards will be prorated for time served and based on actual performance determined at the end of the performance period).

The performance metric for LTPP performance is ROIC, measured over a two-year performance period. For the 2015 LTPP, the Compensation Committee set a target of cumulative ROIC over fiscal years 2015 and 2016.

At the end of the performance period, the Compensation Committee determines final award amounts based on Company performance relative to these targets. Awards under the 2015 LTPP will be determined after the conclusion of the 2015 LTPP’s performance period covering the 2015 and 2016 fiscal years. The following table summarizes targets and maximum eligible awards under the 2015 LTPP for each of our Named Executive Officers:

NAMED EXECUTIVE OFFICER	LTPP PERCENTAGE	BASE SALARY	LTPP TARGET VALUE	LTPP TARGET SHARES	LTPP MAX. AWARD
Sandra B. Cochran	185%	$985,000	$1,822,250	18,464	36,928
Lawrence E. Hyatt	100%	$520,000	$520,000	5,268	10,536
Nicholas V. Flanagan	50%	$426,000	$213,000	2,158	4,316
Edward A. Greene	37.5%	$397,000	$148,875	1,508	3,016
Christopher A. Ciavarra	37.5%	$320,000	$120,000	1,215	2,430

2015 MSU Grant. Under the 2015 MSU Grant, the executive officer is eligible to receive a target award of MSUs that is calculated by dividing (i) the product of (x) the executive’s MSU Percentage for the plan year multiplied by (y) his or her base salary at the time the MSU Grant target award is determined by (ii) the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2014 and the first 30 calendar days of fiscal 2015, which was $98.69. Under the 2015 MSU Grant, our executive officers are eligible to receive an award of MSU Grants in an amount of up to 150% of these targets on the basis of the Company’s cumulative TSR over the three-year performance period for the plan. Actual awards based on these targets are distributable at the end of the performance period and are forfeited (with the exception of awards granted to Ms. Cochran) if, prior to that time, a participant is terminated or voluntarily resigns (other than as a result of retirement by an individual who meets the retirement-eligible conditions of 60 years of age and at least five years of service, for which such awards will be prorated for time served and based on actual performance determined at the end of the performance period). No MSUs will be earned unless a pre-established operating income performance threshold is achieved.

Each Named Executive Officer’s target and maximum eligible award under the 2015 MSU Grant are as follows:

NAMED EXECUTIVE OFFICER	MSU PERCENTAGE	BASE SALARY	MSU TARGET VALUE	MSU GRANT TARGET	MSU GRANT MAX. AWARD
Sandra B. Cochran	185%	$985,000	$1,822,250	18,464	27,696
Lawrence E. Hyatt	100%	$520,000	$520,000	5,268	7,902
Nicholas V. Flanagan	50%	$426,000	$213,000	2,158	3,237
Edward A. Greene	37.5%	$397,000	$148,875	1,508	2,262
Christopher A. Ciavarra	37.5%	$320,000	$120,000	1,215	1,822

Payment of 2013 MSU Grants

On September 17, 2015, the Compensation Committee reviewed and certified the awards granted to executive officers under the 2013 MSU (the “2013 MSU Grants”). The performance metric for MSU awards is the Company’s cumulative TSR for the period, which is calculated as follows:

(Change in price of our common stock during 3-year performance period + dividends paid during 3-year performance period)

Price of our common stock at the start of the performance period

The Company achieved positive change in cumulative TSR of 154.52% for the three-year performance period of fiscal years 2013, 2014 and 2015, resulting in 2013 MSU Grants that were capped at the maximum possible award amount of 150% of the target number of 2013 MSU Grants originally allocated in fiscal 2013. Under the terms of the plan, an increase in cumulative TSR of 50% or more from the beginning of the three-year performance period results in a maximum award payment of 150% of target shares.

Market Stock Units (MSU)

Payment of 2014 LTPP Awards

On September 17, 2015, the Compensation Committee reviewed and certified the awards granted to executive officers under the 2014 LTPP (the “2014 LTPP Awards”). The Compensation Committee set a cumulative ROIC target under the 2014 LTPP of 18.44% for the two-year performance period of fiscal years 2014 and 2015. The Company achieved a cumulative ROIC of 19.56% for this two-year performance period, resulting in 2014 LTPP Awards that were 140.90% of the target number of 2014 LTPP Awards originally allocated in fiscal 2014.

Long-term Performance Plan (LTPP)

Illustrative Award Curve

ROIC Performance

The performance metric for LTPP awards is an internal ROIC-based metric to measure effective returns from working capital and capital investments. For the purposes of the 2014 LTPP Awards, the Company achieved a 19.56% ROIC during the applicable two-year performance period. The Company calculates ROIC as follows:

The average fiscal year end balance for 2014 and 2015 adjusted operating incomes + rents

The average for fiscal years 2013, 2014 and 2015 of

(Inventory + Net Property Held for Sale – Accounts Payable + Net PP&E + Capitalized leases)

Health and Welfare Benefits

We offer a group insurance program consisting of life, disability and health insurance benefit plans that cover all full-time management and administrative employees and a supplemental group term life insurance program, which covers our Named Executive Officers and certain other management personnel. Aside from the annual recalibration of benefit costs and the associated premium changes that affect all participants, no significant changes were made to our health and welfare benefits for our Named Executive Officers during 2015.

Severance and Change in Control Provisions

None of our current Named Executive Officers has an employment agreement, other than Ms. Cochran, whose agreement is described beginning on page 36 of this proxy statement and governs her arrangement relating to severance and/or a change in control of the Company.

All of our other Named Executive Officers have entered into management retention agreements. Under these agreements, which have a three-year term expiring in May 2018, such Named Executive Officers receive severance benefits of 12-18 months’ base salary, depending on their length of service. These management retention agreements require a “double trigger” (change in control of the Company coupled with termination of employment without cause or for “good reason” (as defined in the agreements)) before the Named Executive Officer will receive the following benefits:

•	2.0 times the sum of (i) their average base salary during the three years prior to termination and (ii) their average bonus payments during the three years prior to termination;

•	18 months’ continuation of benefits under COBRA, reimbursed by the Company; and

•	Acceleration of all unvested equity awards.

These agreements do not contain an “evergreen” feature (i.e., they do not automatically renew) and do not provide for excise tax gross-up protection.

Potential payments pursuant to these agreements under various termination scenarios are more fully described under “—COMPENSATION TABLES AND INFORMATION—Potential Payments Upon Termination or Change in Control” below, including the table on page 35 of this proxy statement.

Additionally, these agreements obligate such Named Executive Officers (i) not to work as an employee or consultant for any “multi-unit restaurant business that offers full service family or casual dining” for a period of one year following the severance event and (ii) not to solicit the employees or customers of the Company for a period of 18 months following the severance event.

These agreements are intended to ensure that the Company will have the continued dedication, undivided loyalty, and objective advice and counsel from these key executives in the event of a proposed transaction, or the threat of a transaction, which could result in a change in control of the Company. When establishing our management retention agreements, the Compensation Committee intended to provide our Named Executive Officers with adequate financial security so that they could focus on achieving successful business continuity. We believe that the provision of severance and benefits and change in control protection for our Named Executive Officers is consistent with market practice, is a valuable executive talent retention provision, and is consistent with the objectives of our overall executive compensation program.

Perquisites/Retirement Benefits

We provide very limited perquisites and other benefits to our Named Executive Officers aside from participation in benefit plans that are broadly applicable to our employees. Any perquisites that are received by Named Executive Officers are reflected in the Summary Compensation Table on pages 30 and 31 of this proxy statement under the “All Other Compensation” column and related footnote. In particular:

•	Named Executive Officers do not have use of a Company vehicle;

•	Named Executive Officers may not schedule the Company aircraft for personal travel;

•	We do not have a defined benefit pension plan or SERP; and

•

With the exception of certain financial planning services made available, at the Company’s expense, to the Named Executive Officers, we do not provide a number of perquisites that are provided by other companies, such as club memberships or drivers.

Other Executive Compensation Policies and Guidelines

Stock Ownership Guidelines

We have stock ownership guidelines (the “Ownership Guidelines”) covering all executive officers, which are posted on our website at www.crackerbarrel.com. The Ownership Guidelines emanate from the Compensation Committee’s belief that executives and directors should accumulate a meaningful level of ownership in Company stock to align their interests with shareholders. The Ownership Guidelines are based on a multiple of base salary for executive officers and the total annual cash retainer for non-employee directors. The Chief Executive Officer’s guideline is five times base salary, the Chief Financial Officer’s guideline is three times base salary and any other executive officer’s guideline is two times base salary. No officer may sell or otherwise dispose of any shares until his or her aggregate ownership satisfies these requirements. Similarly, our non-employee directors are subject to a guideline of the greater of (i) 5,000 shares and (ii) five times the annual cash retainer paid to such non-employee director. Calculations to determine compliance with the Ownership Guidelines are made during the first quarter of each fiscal year, and are based upon (i) with respect to executive officers, each officer’s base salary applicable at the time of such calculation and (ii) the average closing price of the Company’s common stock, as reported by NASDAQ, for each trading day during the last 30 calendar days of the preceding fiscal year and the first 30 calendar days of the fiscal year in which the calculation is performed. For fiscal 2015, the Ownership Guidelines for our Named Executive Officers were as follows:

Executive Officer	Multiple of Base Salary
Sandra B. Cochran	5X
Lawrence E. Hyatt	3X
Nicholas V. Flanagan	2X
Edward A. Greene	2X
Christopher A. Ciavarra	2X

Executive officers and non-employee directors must retain 100% of the net number of shares of common stock acquired (after payment of exercise price, if any, and taxes) upon the exercise of stock options and the vesting of restricted stock or restricted stock units granted until they achieve compliance with the applicable guideline. Once achieved, ownership of the guideline amount must be maintained for as long as the executive officers and non-employee directors are subject to the Ownership Guidelines. Executive officers and non-employee directors who do not comply with the Ownership Guidelines may not be eligible for future equity awards. If an executive officer or non-employee director falls below the required ownership threshold, he or she will be prohibited from selling shares of Company common stock until he or she meets the ownership thresholds.

Anti-Hedging and Anti-Pledging Policy

The Company’s anti-hedging and anti-pledging policy (the “Anti-Hedging and Anti-Pledging Policy”) prohibits directors and officers from directly or indirectly engaging in hedging against future declines in the market value of the Company’s securities through the purchase of financial instruments designed to offset such risk and from pledging the Company’s securities as collateral for margin and other loans. The Compensation Committee considers it improper and inappropriate for directors and officers of the Company to hedge transactions to mitigate the impact of changes in the value of the Company’s securities. Similarly, placing the Company’s securities in a margin account or pledging them as collateral may result in their being sold without the director or officer’s consent or at a time when the director or officer is in possession of material nonpublic information of the Company. When any of these types of transactions occurs, the director’s or officer’s incentives and objectives may be less closely aligned with those of the Company’s other shareholders, and the director’s or officer’s incentive to improve the Company’s performance may be (or may appear to be) reduced.

Under the Anti-Hedging and Anti-Pledging Policy, no director or officer may, directly or indirectly, engage in any hedging transaction that reduces or limits the director’s or officer’s economic risk with respect to the director’s or officer’s holdings, ownership or interest in the Company’s securities, including outstanding stock options, stock appreciation rights or other compensation awards the value of which are derived from, referenced to or based on the value or market price of the Company’s securities.

Prohibited transactions include the purchase by a director or officer of financial instruments, including, without limitation, prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a change in market value of the Company’s securities, as well as any transaction that places the Company’s securities in a margin account or pledges them as collateral for loans or other obligations.

Compensation Risk Analysis

The Compensation Committee is responsible for overseeing our incentive compensation arrangements, for aligning such arrangements with sound risk management and long-term growth and for verifying compliance with applicable regulations. The Compensation Committee conducted an internal assessment of our executive and non-executive incentive compensation programs, policies and practices. The Compensation Committee reviewed and discussed: the various design features and characteristics of the Company-wide compensation policies and programs; performance metrics; and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and Cook & Co., the Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Recoupment Provisions

The Company may recover any incentive compensation awarded or paid pursuant to an incentive plan based on (i) achievement of financial results that were subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either GAAP or the federal securities laws, other than as a result of changes to accounting rules and regulations, or (ii) a subsequent finding that the financial information or performance metrics used by the Compensation Committee to determine the amount of the incentive compensation were materially inaccurate, in each case regardless of individual fault. In addition, the Company may recover any incentive compensation awarded or paid pursuant to any incentive plan based on a participant’s conduct which is not in good faith and which materially disrupts, damages, impairs or interferes with the business of the Company and its affiliates.

Impact of Tax and Accounting Treatments on Compensation

Although the accounting and tax treatment of executive compensation generally has not been a factor in the Compensation Committee’s decisions regarding the amounts of compensation paid to our executive officers, it has been a factor in the compensation mix as well as the design of compensation programs. We have attempted to structure our compensation to maximize the tax benefits to the Company (e.g., deductibility for tax purposes) and to appropriately reward performance. The accounting treatment of differing forms of equity awards presently used to compensate our executives varies. However, the accounting treatment is not expected to have a material effect on the Compensation Committee’s selection of differing types of equity awards.

Sections 280G and 4999

As described above, we provide our Named Executive Officers (other than Ms. Cochran) with management retention agreements. These agreements provide for severance payments following a termination in connection with a change in control of the Company under certain circumstances. None of our Named Executive Officers has a right under these management retention agreements or otherwise to receive any gross-up payment to reimburse such executive officer for any excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 162(m)

Section 162(m) of the Code imposes a $1.0 million limit on the amount a public company may deduct for compensation paid to its Chief Executive Officer or any of our four other most highly compensated executive officers (excluding our chief financial officer, who the Internal Revenue Service has indicated may be excluded) who are employed by the Company as of the end of the fiscal year. However, the limit described in Section 162(m) does not apply to compensation that satisfies the requirements of Section 162(m) for “qualifying performance-based” compensation. The Compensation Committee attempts to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must (and does) reserve the right to award compensation which it deems to be in the best interests of the Company and our shareholders, but which may not be fully tax deductible under Section 162(m).

The Company intends for payments under the annual bonus plan to qualify as “performance based” compensation under Section 162(m) of the Code. For 2015, the Compensation Committee approved the establishment of the bonus pool which is funded based on the achievement of operating income. If the Company achieved an operating income of less than $175.0 million, then the bonus pool would not fund and no payouts would be made under the bonus plan. Actual bonus payments to individual executives are based on the achievement of performance criteria set forth under “Elements of Compensation Program—Annual Bonus Plan,” on pages 21 and 22 of this proxy statement.

Likewise, the Company also intends for awards made under its various long-term incentive plans to qualify as “performance based” compensation under Section 162(m) of the Code to the maximum extent permitted under the 2010 Omnibus Plan. As with the annual bonus plan, eligibility to receive awards under the long-term incentive plans is dependent upon the Company’s operating income performance during the applicable performance period. For example, for the 2015 MSU Grant, the operating income threshold is $450.0 million over the three-year performance period. If these operating income performance goals are not met, then no award will be made under the applicable plan to any executive officer participating in the plan. If, however, the applicable operating income performance goal is met, then each participant in the applicable plan will become eligible to receive an equity award determined according to the performance criteria described under “Elements of Compensation Program—Long-Term Incentives,” above.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) included in this proxy statement. Based on its review and discussions of the CD&A with management, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for 2015.

This report has been submitted by the members of the Compensation Committee:

Coleman H. Peterson, Chair

Glenn A. Davenport

Richard J. Dobkin

Andrea M. Weiss

COMPENSATION TABLES AND INFORMATION

Summary Compensation Table

The following table sets forth information regarding the compensation for the Named Executive Officers during 2013, 2014 and 2015.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
		($)	($)	($)	($)	($)
Sandra B. Cochran,	2015	$985,000	$4,021,275	$1,851,702	$681,233	$7,539,210
President and Chief Executive Officer	2014	$955,000	$3,624,745	$898,369	$165,121	$5,643,235
	2013	$925,000	$4,112,207	$1,105,745	$51,478	$6,194,430

Lawrence E. Hyatt,	2015	$520,000	$1,147,318	$684,284	$184,878	$2,536,480
Senior Vice President and Chief Financial	2014	$505,000	$958,367	$332,538	$37,415	$1,833,320
Officer	2013	$490,000	$1,026,438	$410,022	$7,151	$1,933,611

Nicholas V. Flanagan,	2015	$426,000	$469,991	$560,586	$75,765	$1,532,342
Senior Vice President, Operations	2014	$370,000	$309,760	$208,835	$15,059	$903,654
	2013	$360,000	$289,288	$258,206	$10,424	$917,918

Edward A. Greene,	2015	$397,000	$328,427	$373,160	$66,365	$1,164,952
Senior Vice President, Strategic Initiatives	2014	$385,000	$322,195	$181,085	$11,678	$899,958
	2013	$375,000	$301,258	$224,138	$8,433	$908,829

Christopher A. Ciavarra,	2015	$320,000	$264,615	$360,941	$67,582	$1,013,138
Senior Vice President, Marketing	2014	$320,000	$267,792	$180,614	$22,733	$791,139

(1)	The amounts disclosed in this column reflect the aggregate grant date fair value of (a) performance-based awards made in fiscal 2013, 2014 and 2015 and (b) time-based awards made in July 2013 to Ms. Cochran and Mr. Hyatt, each calculated in accordance with Financial Accounting Standards Board Accounting Standard Code Topic 718 (“ASC Topic 718”). For the performance-based awards, the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level). Assuming an outcome of the performance conditions at the maximum level, the aggregate grant date fair values of the awards made in fiscal 2015 are as follows:

Name	Year	Aggregate Grant Date Fair Value at Maximum Performance Level
Sandra B. Cochran	2015	$6,976,161
Lawrence E. Hyatt	2015	$1,990,383
Nicholas V. Flanagan	2015	$815,347
Edward A. Greene	2015	$569,760
Christopher A. Ciavarra	2015	$459,058

For information regarding the compensation cost of the awards and the assumptions used to calculate the grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Reports on Form 10-K for fiscal 2015 and 2014 and Note 11 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for fiscal 2013.

(2)	The table below sets forth information regarding each component of compensation included in the “All Other Compensation” column of the Summary Compensation Table above.

	Year	Life Insurance	Long-term Disability	Dividend Equivalents on Shares of Restricted Stock(1)	Company Match Under Non-Qualified Deferred Compensation Plan	Company Match Under 401(k) Plan	Other (2)	Total
Sandra B. Cochran	2015	$19,380	$1,728	$631,944	$27,073	$1,108	$0	$681,233
Lawrence E. Hyatt	2015	$900	$1,498	$169,692	$12,788	$0	$0	$184,878
Nicholas V. Flanagan	2015	$900	$1,227	$52,485	$8,786	$662	$11,705	$75,765
Edward A. Greene	2015	$900	$1,143	$47,267	$5,955	$0	$11,100	$66,365
Christopher A. Ciavarra	2015	$864	$922	$60,203	$4,313	$1,280	$0	$67,582

(1)	The amounts disclosed in this column represent dividend equivalents accrued on awards granted under the 2014 and 2015 LTPP and MSU Grants and certain time-based restricted stock awards. The accrued amounts will be settled in cash upon the vesting of the shares underlying such awards.
(2)	Includes Company-paid expenses for (a) professional financial planning services for Mr. Flanagan and (b) executive housing lease arrangement for Mr. Greene.

Grants of Plan-Based Awards Table

The following table sets forth information regarding grants of plan-based awards made to the Named Executive Officers during 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sandra B. Cochran		$295,500	$985,000	$1,970,000
	10/01/14				9,232	18,464	36,928	$1,888,498
	10/01/14					18,464	27,696	$2,132,777
Lawrence E. Hyatt		$109,200	$364,000	$728,000
	10/01/14				2,634	5,268	10,536	$538,811
	10/01/14					5,268	7,902	$608,507
Nicholas V. Flanagan		$89,460	$298,200	$596,400
	10/01/14				1,079	2,158	4,316	$220,720
	10/01/14					2,158	3,237	$249,271
Edward A. Greene		$59,550	$198,500	$397,000
	10/01/14				754	1,508	3,016	$154,238
	10/01/14					1,508	2,262	$174,189
Christopher A. Ciavarra		$57,600	$192,000	$384,000
	10/01/14				607	1,215	2,430	$124,270
	10/01/14					1,215	1,822	$140,345

(1)	The amounts shown reflect the possible aggregate payouts in respect of fiscal 2015 under the 2015 annual bonus plan at the “threshold,” “target” and “maximum” levels. Actual payouts for fiscal 2015 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For a discussion of the 2015 annual bonus plan and the fiscal 2015 payouts, see “Compensation Discussion and Analysis—Elements of Compensation Program—Annual Bonus Plan.”
(2)	The amounts shown reflect the possible payouts (at grant date fair value) for the LTPP Awards granted under the 2015 LTPP and MSU Grants awarded under the 2015 MSU Grant. The grant date fair value of these awards, based on the probable outcome of the relevant performance conditions as of the grant date (computed in accordance with ASC Topic 718) is the amount reported in the “Stock Awards” column of the Summary Compensation Table. No awards will be earned unless the Company’s operating income Section 162(m) threshold for the performance period is met. For a description of the Section 162(m) thresholds, see “COMPENSATION DISCUSSION AND ANALYSIS—Other Executive Compensation Policies and Guidelines—Section 162(m).” Once the threshold is met, the Named Executive Officers will be eligible to receive up to 200% of his or her 2015 LTPP target and up to 150% of his or her 2015 MSU Grant target. For a discussion of the 2015 Long-Term Incentive Program, see “COMPENSATION DISCUSSION AND ANALYSIS—Elements of Compensation Program—Long-Term Incentives.”
(3)	The amounts disclosed in this column reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718. For the performance-based awards (i.e., the LTPP Awards and MSU Grants), the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level), excluding the effect of estimated forfeitures. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for fiscal 2015.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding equity awards held by the Named Executive Officers as of July 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Sandra B. Cochran										9,232	(8)	$1,402,248
										24,486	(9)	$3,719,179
										18,464	(10)	$2,804,497
							12,000	(2)	$1,822,680
Lawrence E. Hyatt										2,634	(8)	$400,078
										6,474	(9)	$983,336
										5,268	(10)	$800,157
							3,000	(3)	$455,670
Nicholas V. Flanagan										1,079	(8)	$163,889
										2,092	(9)	$317,754
										2,158	(10)	$327,779
Edward A. Greene										754	(8)	$114,525
										2,176	(9)	$330,513
										1,508	(10)	$229,050
							2,500	(4)	$379,725
Christopher A. Ciavarra										607	(8)	$92,197
										1,809	(9)	$274,769
										1,215	(10)	$184,546
							2,500	(5)	$379,725
							3,000	(6)	$455,670
	833	(1)	0	0	$27.02	9/25/2018

(1)	Granted on September 25, 2008.
(2)	Vests on July 30, 2016.
(3)	Vests on July 30, 2016.
(4)	Vests on November 1, 2015.
(5)	Vests on July 27, 2016.
(6)	Vests on July 30, 2016.
(7)	Reflects the aggregate market value determined based on a per share price of $151.89, the closing price for our common stock as quoted on the Nasdaq Global Select Market on July 31, 2015.
(8)	This award represents the 2015 LTPP Awards. The 2015 LTPP Award has a two-year performance period, which ends on July 29, 2016. Actual awards are distributable, if at all, following the end of the performance period. The number of shares reflected assumes a threshold level of payout.
(9)	This award represents the 2014 MSU Grant. The 2014 MSU Grant has a three-year performance period, which ends on July 29, 2016. Actual awards are distributable, if at all, following the end of the performance period. The number of shares reflected assumes the maximum payout of 150% of target.
(10)	This award represents the 2015 MSU Grant. The 2015 MSU Grant has a three-year performance period, which ends on July 28, 2017. Actual awards are distributable, if at all, following the end of the performance period. The number of shares reflected assumes a target level of payout.
(11)	Reflects the aggregate market value of the LTPP Awards and MSU Grants determined based on a per share price of $151.89, the closing price for our common stock as quoted on the Nasdaq Global Select Market on July 31, 2015.

Option Exercises and Stock Vested

The following table sets forth information, for the Named Executive Officers, regarding the number of shares acquired upon the vesting of restricted stock and the value realized, each before payment of any applicable withholding tax and broker commissions. No stock options were exercised by Named Executive Officers in 2015.

	Option Awards
Name	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(1)
Sandra B. Cochran	62,331	$6,473,074
Lawrence E. Hyatt	17,028	$1,768,358
Nicholas V. Flanagan	26,395	$3,050,921
Edward A. Greene	8,824	$933,622
Christopher A. Ciavarra	7,385	$834,042

(1)	Value is based on the closing price of a share of the Company’s common stock as quoted by the Nasdaq Global Select Market on the vesting date.

Equity Compensation Plan Information

The following table sets forth information with respect to our equity plans as of July 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	Options – 20,458	$33.88	$1,300,190
	Full Value – 209,788	—	—

Equity compensation plans not approved by security holders	Options – 0	—	0
	Full Value – 0	—	—

Total	Options – 20,458	$33.88	$1,300,190
	Full Value – 209,788 (2)	—	—

(1)	As of July 31, 2015, options to purchase (i) 4,458 shares of our common stock at a weighted average exercise price of $40.12 per share were outstanding under the Amended and Restated Stock Option Plan, and (ii) 16,000 shares of our common stock at a weighted average exercise price of $32.14 per share were outstanding under the Cracker Barrel 2002 Omnibus Incentive Compensation Plan. No options have been granted under the 2010 Omnibus Plan.
(2)	Includes target awards under the 2014 and 2015 LTPP and 2013, 2014 and 2015 MSU Grants, representing a total of 170,625 shares of common stock. Actual share awards, if any, will be made at the end of the applicable performance period for each of these plans.

Non-Qualified Deferred Compensation

We maintain a non-qualified deferred compensation plan for our executive officers and certain employees. The deferred compensation plan permits participants to voluntarily defer receipt of up to 50% of their compensation and up to 100% of their performance-based compensation. These deferrals are fully funded from deductions from the participants’ applicable payroll or bonus checks. Amounts deferred under the deferred compensation plan are payable in cash on the date or dates selected by the participant in accordance with the terms of the plan or on such other dates specified in the plan. Deferred amounts earn rates of return based on the performance of several investment alternatives selected by the participant. These investment alternatives mirror those available to all eligible employees under our 401(k) plan. We also provide a 25% match of the participants’ contributions up to 6% of their compensation (or, a maximum of 1.5% of their compensation, the same matching formula used in our 401(k) plan). The following table provides additional information regarding the deferred compensation accounts for each Named Executive Officer, including the voluntary contributions made by the Named Executive Officers and by us to the non-qualified deferred compensation plan during 2015 and the aggregate deferred compensation balance as of the end of our fiscal year ended July 31, 2015.

Name	Aggregate Balance at Beginning FYE ($)	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Sandra B. Cochran	$788,269	$113,002	$27,073	$108,322	$0	$1,036,666
Lawrence E. Hyatt	$88,751	$51,152	$12,788	$1,048	$0	$153,739
Nicholas V. Flanagan	$429,797	$55,130	$8,786	$34,596	$0	$528,309
Edward A. Greene	$151,840	$23,820	$5,955	$38	$0	$181,653
Christopher A. Ciavarra	$511,259	$40,425	$4,313	$29,951	$0	$585,948

(1)	Executive contributions are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns for 2015 in the Summary Compensation Table.
(2)	Company contributions are included in the “All Other Compensation” column for 2015 in the Summary Compensation Table.
(3)	The earnings reflected in this column represent investment earnings or losses from voluntary deferrals and Company contributions, as applicable, based on the results of the investment choices made by the Named Executive Officers. As noted above, the investment options available under the deferred compensation plan mirror the investment options that are available to all eligible employees in the 401(k) plan. Because the Named Executive Officers do not receive preferential or above-market rates of return under the deferred compensation plan, earnings under the deferred compensation plan are not included in the Summary Compensation table.
(4)	The following amounts from this column were reported in Summary Compensation Tables for prior fiscal years: Ms. Cochran, $608,229; Mr. Hyatt, $90,064; Mr. Flanagan, $138,330; Mr. Greene, $176,581; and Mr. Ciavarra, $97,033. These amounts reflect actual amounts reported and do not include accumulated earnings.

Potential Payments Upon Termination or Change in Control

Our Named Executive Officers are entitled to certain benefits in the event their employment is terminated under specified circumstances. Circumstances which would trigger payments and/or other benefits to certain of our Named Executive Officers include death, disability, termination of employment by us without cause, termination by the Named Executive Officer for good reason or a change in control of the Company.

In order for a Named Executive Officer to receive the payment and benefits to which he or she is entitled pursuant to any applicable employment agreement or our severance policy, he or she must execute and deliver to us a release of claims against the Company in a form satisfactory to us. Named Executive Officers are subject to certain restrictive covenants (including, without limitation, non-competition, non-solicitation, non-disparagement and confidentiality covenants). In the event a Named Executive Officer breaches any applicable restrictive covenant, we will cease making any future payments or providing any other benefits to the Named Executive Officer and will also consider pursuing legal and equitable remedies available to us under any applicable employment agreement and applicable law.

The following table sets forth payments and benefits that may be received by our Named Executive Officers under any existing employment agreement, equity grant agreements, plans or arrangements, whether written or unwritten, in the event of termination for specified reasons and/or a change in control of the Company. The following information has been prepared based on the assumption that the Named Executive Officer was terminated, or a change in control of the Company occurred, on July 31, 2015. The closing price for our common stock on July 31, 2015 was $151.89.

Name	Termination by Company without Cause(1)	Termination by Company for Cause before or after Change in Control(1)	Death or Disability(1)	Termination by Named Executive Officer for Good Reason (or for Change in Duties or Compensation) before Change in Control(1)	Termination by Named Executive Officer for Good Reason (or for Change in Duties or Compensation) or by Company without Cause after Change in Control(1)
Sandra B. Cochran	$24,573,545	$0	$17,961,767	$24,573,545	$22,682,713
Lawrence E. Hyatt	$520,000	$0	$4,933,435	$520,000	$6,190,938
Nicholas V. Flanagan	$426,000	$0	$2,019,341	$426,000	$2,899,374
Edward A. Greene	$397,000	$0	$2,095,447	$397,000	$2,939,569
Christopher A. Ciavarra	$320,000	$0	$2,091,381	$320,000	$3,010,310

(1)	With respect to Ms. Cochran, the applicable amounts are determined based on her employment agreement with us. With respect to the other Named Executive Officers, the applicable amounts are determined based on our severance plan.

Director Compensation Table

The table below sets forth the 2015 compensation of non-employee directors, which is described in greater detail on page 12 of this proxy statement. We have no non-equity incentive plan for non-employee directors and, during 2015, no director received an option award.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation(3)(4)	Total
Thomas H. Barr	$75,500	$100,000	$77	$5,861	$181,438
James W. Bradford	$124,000	$165,000	$0	$9,734	$298,734
Glenn A. Davenport	$98,000	$100,000	$0	$5,861	$203,861
Richard J. Dobkin	$116,000	$100,000	$873	$5,861	$222,734
Norman E. Johnson	$81,500	$100,000	$0	$5,861	$187,361
William W. McCarten	$88,000	$100,000	$0	$5,861	$193,861
Coleman H. Peterson	$108,000	$100,000	$0	$6,861	$214,861
Andrea M. Weiss	$96,500	$100,000	$4,626	$5,861	$206,987

(1)	The amounts disclosed in this column reflect the aggregate grant date fair value of the restricted stock awards granted on November 13, 2014, calculated in accordance with ASC Topic 718. On November 13, 2014, in accordance with our director compensation policy described under “Board of Directors and Committees—Compensation of Directors,” each non-employee director received a grant of shares of restricted stock having a value equal to $100,000, with the number of shares of restricted stock included in such grant to be determined based on the closing price of our common stock on November 13, 2014. Our independent Chairman James W. Bradford also received a grant of shares of restricted stock having a value equal to $165,000, with the number of shares of restricted stock included in such grant to be determined based on the closing price of our common stock on November 13, 2014. All awards vest in their entirety one year from the date of the grant. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for 2015.
(2)	At fiscal year-end, the aggregate number of outstanding stock awards and outstanding option awards held by each non-employee director was as follows: Mr. Barr—828 shares of restricted stock; Mr. Bradford—1,367 shares of restricted stock; Mr. Davenport— 828 shares of restricted stock; Mr. Dobkin— 2,000 option shares and 828 shares of restricted stock; Mr. Johnson— 828 shares of restricted stock; Mr. McCarten— 828 shares of restricted stock; Mr. Peterson— 828 shares of restricted stock; and Ms. Weiss— 4,000 option shares and 828 shares of restricted stock.

(3)	Reflects matching of charitable donations pursuant to our Board of Directors matching grant program. Under the matching grant program, we match up to $1,000 donated by our directors to a charitable organization of their choice.
(4)	Reflects amounts accrued with respect to dividend equivalent rights of the shares of restricted stock the director holds, which are settled in cash upon the vesting of the restricted stock.

Ms. Cochran, our President and Chief Executive Officer, was compensated pursuant to her employment agreement and certain benefit plans described under “EXECUTIVE COMPENSATION” above. She did not receive additional benefits as a result of her service on our Board of Directors.

Employment and Other Agreements

Employment Agreement with Named Executive Officers

We currently have one employment agreement with a Named Executive Officer as further described below.

Employment Agreement with Sandra B. Cochran

Under Ms. Cochran’s employment agreement, she serves as our President and Chief Executive Officer. Ms. Cochran’s employment agreement was extended in September 2013 for three additional years, expiring September 26, 2018.

Ms. Cochran’s annual base salary and bonus compensation are set by the Board in accordance with her employment agreement. In 2015, she received an annual base salary of $985,000 and an annual bonus opportunity with a target of 100% of annual base salary. Additionally, with respect to any of our long-term incentive plans, all grants under which are currently performance-based, Ms. Cochran’s target LTPP and MSU percentages under each plan were each 185% of annual base salary in 2015. Future annual bonus and long-term incentive awards to Ms. Cochran will be recommended by the Compensation Committee and approved by the Board of Directors. Ms. Cochran’s employment agreement provides that any of her “incentive-based compensation” (as such term is defined in the Exchange Act) will be subject to clawback by us in the manner required by the Exchange Act, as determined by the applicable SEC rules. Ms. Cochran is eligible to participate in the benefit programs generally available to our senior executive officers.

Ms. Cochran is also entitled to severance and change in control benefits under the terms of her employment agreement. In the event that Ms. Cochran’s employment is terminated by the Company without cause or terminated by Ms. Cochran with good reason, Ms. Cochran will be entitled to receive (1) a lump sum payment of accrued obligations, including, among other things, annual base salary through the date of termination to the extent not previously paid and the pro-rata portion of the amounts payable under any then existing incentive or bonus plan applicable to Ms. Cochran for the portion of the year in which the termination occurs (“accrued obligations”); (2) one and a half times the sum of (x) then current annual base salary and (y) target current year bonus, payable in installments ratably over 24 months; and (3) a continuation of life, medical and disability insurance benefits for 24 months. Additionally, Ms. Cochran’s agreement provides for acceleration of vesting of certain equity awards held by Ms. Cochran at the time of termination without cause or with good reason.

In the event that a change in control of the Company occurs prior to the expiration of the term of Ms. Cochran’s employment agreement, and her employment is terminated without cause or terminated by Ms. Cochran with good reason within 90 days prior to or two years following the change in control, Ms. Cochran will be entitled to receive (1) a lump sum payment of accrued obligations; (2) a lump sum payment of three times the sum of (x) then current annual base salary and (y) target current year bonus; and (3) a continuation of life, medical and disability insurance benefits for 24 months. Additionally, Ms. Cochran’s agreement provides for acceleration of vesting of certain equity awards held by Ms. Cochran at the time of termination without cause or with good reason in connection with a change in control.

Pursuant to the terms of Ms. Cochran’s employment agreement, if we cease to employ Ms. Cochran in the capacity of Chief Executive Officer at any time following the expiration of the term of her employment agreement, then we will pay Ms. Cochran one and a half times her annual base salary in installments ratably over 18 months.

The payment of the foregoing severance and change in control benefits, exclusive of certain accrued obligations, is subject to execution by Ms. Cochran of a release of claims against us. Ms. Cochran will be subject to non-competition, non-solicitation and confidentiality covenants following the termination of her employment. For quantitative disclosure regarding estimated payments and other benefits that would have been received by Ms. Cochran or her estate if her employment had terminated on July 31, 2015, the last business day of 2015, under various circumstances, see “Potential Payments Upon Termination or Change in Control” above.

The terms of Ms. Cochran’s employment agreement were negotiated on behalf of the Company by the Compensation Committee, with the assistance of Cook & Co., and approved by the Board of Directors. Ms. Cochran and the Company were each represented by separate independent legal counsel.

Severance Plan and Management Retention Agreements

We have a severance plan that applies to our Named Executive Officers without employment contracts. Under the severance plan, executives receive, depending upon seniority, up to 18 months’ base salary as a result of termination of their employment by us other than for “cause,” which is defined in the severance plan. The severance plan is based on recommendations from Cook & Co., our independent, outside compensation consultant, and is designed to encourage retention of key employees.

In addition, all of our executive officers have entered into management retention agreements that provide certain benefits upon termination of the executive officer’s employment. The terms of these agreements and the benefits they provide are described on page 26 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

During 2015, Messrs. Peterson, Davenport, Dobkin and Ms. Weiss served as members of our Compensation Committee. None of the members of the Compensation Committee (1) was an officer or employee of the Company during 2015, (2) was formerly an officer of the Company, or (3) had any relationships requiring disclosure by us under applicable SEC regulations. None of our executive officers has served on the board of directors or on the compensation committee of any other entity any of whose executive officers served either on our Board of Directors or on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Our Board of Directors has assigned responsibility for reviewing related party transactions to the Audit Committee. The Audit Committee has adopted a written policy pursuant to which all transactions between us or our subsidiaries and any director or officer must be submitted to the Audit Committee for consideration prior to the consummation of the transaction. In addition, the directors are required annually to complete a detailed questionnaire that is designed to elicit disclosure of any potential related party relationships or transactions and to ensure that directors meet the applicable requirements established by Nasdaq and the SEC. The Audit Committee reports to our Board of Directors, for its review, on all related party transactions considered.

During 2015, there have not been any transactions or business relationships in which we were a participant and in which any of our executive officers, directors or director nominees had a material interest that would require disclosure under applicable SEC regulations, and no transactions requiring such disclosure are currently proposed.

Code of Ethics

In May 2015, our Board of Directors adopted a new Code of Business Conduct and Ethics, which may be viewed on our website. With respect to conflicts of interest that may arise from time to time between us and any of our executive officers or directors, our Code of Business Conduct and Ethics states that if the alleged violation involves an executive officer or a director, the Audit Committee or the full Board of Directors, as appropriate, will determine whether a violation of the Code of Business Conduct and Ethics has occurred and, if so, will determine the disciplinary measures to be taken against that executive officer or director. The directors expect that each of them will disclose actual or potential conflicts of interest. Not less than annually, each director affirms the existence or absence of actual or potential conflicts, and that affirmation is reported to the Nominating and Corporate Governance Committee and to the Audit Committee.

The Company’s Financial Code of Ethics, which was formerly a separate policy, was consolidated into the new Code of Business Conduct and Ethics and applies to our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. Any amendments to, or a waiver from, a provision of the financial code of ethics section of our Code of Business Conduct and Ethics will be posted on our website.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The United States securities laws require our executive officers, directors, and greater than 10% shareholders to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and with us. Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during and with respect to 2014 and written representations by our directors, executive officers and 10% shareholders, we believe that each such person filed, on a timely basis, the reports required by Section 16(a) of the Exchange Act with respect to 2015.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information for those who, as of September 21, 2015, were known by us to beneficially own more than 5% of our common stock. Percentage computations are based on 24,025,539 shares of our common stock outstanding as of September 21, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Biglari Capital Corp. 17802 IH 10 West, Suite 400 San Antonio, Texas 78257	4,737,794	(1)	19.7%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	1,995,951	(2)	8.3%

(1)	Based solely on Schedule 13D/A filed by Biglari Capital Corp. on July 10, 2015.
(2)	Based solely on Schedule 13F filed by The Vanguard Group, Inc. for the quarter ended June 30, 2015.

Security Ownership of Management

The following table presents information regarding the number of shares of our common stock beneficially owned, as of September 23, 2015, by each of our directors, each of our Named Executive Officers, and by our current directors and executive officers as a group. Unless otherwise noted, these persons have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class
Sandra B. Cochran	110,335	*
Lawrence E. Hyatt	45,959	*
Christopher A. Ciavarra	5,607	*
Nicholas V. Flanagan	17,427	*
Edward A. Greene	12,085	*
Thomas H. Barr	3,779	*
James W. Bradford	8,028	*
Glenn A. Davenport	5,779	*
Richard J. Dobkin	18,682	*
Norman E. Johnson	3,435	*
William W. McCarten	4,820	*
Coleman H. Peterson	4,872	*
Andrea M. Weiss	12,620	*

All executive officers and directors as a group (18 persons)	259,680	1.0%

*	Less than one percent.

(1)	Includes the following number of shares of restricted stock and shares subject to options exercisable by the named holders within 60 days:

Christopher A. Ciavarra	833
Edward A. Greene	2,500
Thomas H. Barr	828
James W. Bradford	1,367
Glenn A. Davenport	828
Richard J. Dobkin	2,828
Norman E. Johnson	828
William W. McCarten	828
Coleman H. Peterson	828
Andrea M. Weiss	4,828

All executive officers and directors as a group (18 persons)	16,496

The shares of restricted stock described in this note are considered outstanding for the purpose of computing the percentage of outstanding Cracker Barrel common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Structure

Pursuant to our Charter, our Board of Directors must consist of at least five directors, but the exact number is set by a majority of the Board of Directors. The Board of Directors currently has set the size of the Board of Directors at nine. All of the current members of our Board of Directors are nominees for election to the Board.

Director Nominations and Qualifications

The Nominating and Corporate Governance Committee identifies, recruits and recommends to the Board only those candidates that the Nominating and Corporate Governance Committee believes are qualified to become Board members consistent with the criteria for selection of new directors adopted from time to time by the Board. We endeavor to have a Board of Directors representing diverse experience at policy-making levels in business, marketing, finance and other areas that are relevant to our business. In addition, the Nominating and Corporate Governance Committee desires to recommend candidates with the interpersonal skills and attributes that will foster a collaborative decision-making environment. The Nominating and Corporate Governance Committee recommends candidates, including those submitted by shareholders, only if the Nominating and Corporate Governance Committee believes that the candidate’s knowledge, experience and expertise would strengthen the Board of Directors and that the candidate is committed to representing the long-term interests of all of our shareholders. A majority of the Board of Directors must consist of independent directors (as defined by Nasdaq’s listing standards and our Corporate Governance Guidelines).

The Nominating and Corporate Governance Committee assesses a candidate’s independence, background and experience, as well as the Board’s current needs in terms of director experience, skills and diversity. The Nominating and Corporate Governance Committee recommends appropriate candidates with the goal that the Board of Directors be comprised of qualified individuals with education and experience appropriate to guide the Company in meeting its legal, financial, operational and societal objectives. Individual directors and any person nominated to serve as a director should possess the highest moral integrity and should generally have had significant managerial experience in the form of being a current or former senior executive of a publicly traded or privately held company or similar business experience or training. With respect to incumbent directors selected for re-election, the Nominating and Corporate Governance Committee assesses each director’s contributions, attendance record at Board of Directors and applicable committee meetings and the suitability of continued service. Under our Corporate Governance Guidelines, no person may be considered for board membership if such person is: (i) an employee or director of a company in significant competition with the Company; (ii) an employee or director of a major or potentially-major customer, supplier, contractor, counselor or consultant of the Company; (iii) a recent employee of the Company (other than a former Chief Executive Officer of the Company); or (iv) an executive officer of a company on whose board an employee of the Company serves.

Below we identify and describe the key experience, qualifications and skills our directors bring to the Board of Directors that are important in light of the Company’s business and structure. The directors’ experiences, qualifications and skills that the Nominating and Corporate Governance Committee considered in their nomination are (in part) included in their individual biographies.

•

Leadership Experience. We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer and president positions, provide the Company with strategic thinking and multiple perspectives. These people generally possess excellent leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management, the methods to promote change and growth and the ways to respond to changes in market conditions.

•	Financial Experience. We believe that an understanding of finance and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws. Directors with financial experience are critical to ensuring effective oversight of our financial measures and processes; accordingly, we expect all of our directors to be financially literate.

•

Industry Experience. As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries, have marketing and retail experience and who have brand-building expertise.

Diversity

In evaluating potential candidates for Board membership, the Nominating and Corporate Governance Committee considers, among other things, independence, character, ability to exercise sound judgment, diversity of age, gender and ethnic background and professional experience. The Board of Directors believes in a governing style that emphasizes respect for diversity in perspective and includes individuals from diverse backgrounds. The Board of Directors believes that diversity is important because varied points of view contribute to a more effective, engaged Board of Directors and better decision-making processes.

Director Nominees

The nominees for our Board of Directors are: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Glenn A. Davenport, Richard J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. Ms. Cochran, our President and Chief Executive Officer, is the only nominee who holds a management position with the Company. All other nominees have been determined to be independent under Nasdaq’s listing standards and our Corporate Governance Guidelines. If elected, each nominee would hold office until the 2016 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. If a director nominee becomes unwilling or unable to serve, proxies may be voted for a substitute nominee designated by our Board of Directors. Each of the nominees has consented to being named in this proxy statement and has agreed to serve, if elected. There are no family relationships between any of the nominees or executive officers.

Thomas H. Barr, age 47, first became one of our directors in May 2012. Since May 2015, Mr. Barr has served as a board member of Sheetz, Inc., a privately owned company that operates over 500 convenience store locations throughout the mid-Atlantic region of the United States, and serves as an advisor on several early-stage start-up companies. From January 2013 to July 2015, Mr. Barr served as an executive of Hailo Network, a privately owned London-based company that develops mobile applications for acquiring taxicab services. Mr. Barr’s roles with Hailo Network included serving as CEO and Global President, Co-CEO and Global President, Global Chief Operating Officer, Chief Operating Officer of Hailo Network USA and board member of Hailo Network. From 2005 to 2013, Mr. Barr served as Vice President at Starbucks Corporation (NASDAQ: SBUX) (“Starbucks”) and was a member of the Starbucks marketing and products team since 2000 with responsibility for Starbucks’ U.S. retail coffee business. During his approximately 12-year career with Starbucks, Mr. Barr led North American Marketing, U.S. Product Management and U.S. Food categories in senior executive roles, most recently as Vice President, Global Coffee.

Director Qualifications:

•

Leadership Experience—former CEO and Global President, Hailo Network, and former President and Chief Operating Officer of Hailo Network, USA; former Vice President, Global Coffee, at Starbucks; served in senior roles for Starbucks’ North American Marketing, U.S. Product Management, and U.S. Food categories.

•

Industry Experience—significant knowledge in our industry as a former senior officer of Starbucks and current board member of Sheetz, Inc., particularly in the areas of product and menu management, pricing decision-making and innovation of a company that successfully combined both coffee and retail shops under the same roof.

James W. Bradford, age 68, first became one of our directors in July 2011 and became the independent Chairman of the Board in November 2012. Mr. Bradford served as Dean of Vanderbilt University’s Owen Graduate School of Management (“Vanderbilt”) from June 2005 until his retirement in June 2013. Prior to that time from 2002 until June 2005, Mr. Bradford served in the following capacities at Vanderbilt: Acting Dean, Associate Dean of Corporate Relations, Professor for the Practice of Management and adjunct faculty member. An experienced corporate executive, Mr. Bradford previously served, from 1992 to 1999, as President and Chief Executive Officer of AFG Industries, Inc., a large vertically integrated glass manufacturing and fabrication company. From 1999 to 2001, Mr. Bradford was the President and Chief Executive Officer of United Glass Corporation, a diversified glass fabrication company. Mr. Bradford presently serves on the boards of directors of CLARCOR Inc. (NYSE: CLC), Genesco, Inc. (NYSE: GCO) and Granite Construction, Inc. (NYSE: GVA).

Director Qualifications:

•

Leadership Experience—former Dean of Vanderbilt; former President and Chief Executive Officer of United Glass Corporation; former President and Chief Executive Officer of AFG Industries, Inc.; served as Chairman of Graduate Management Admissions Council (“GMAC”); serves on the boards of directors of CLARCOR Inc., Genesco, Inc. and Granite Construction, Inc.; named the 2015 Non-Executive Chairman of the Year by the New York Stock Exchange Governance Services.

•

Financial Experience—previously served as Chairman of the Finance Committee of the board of directors of Genesco, Inc.; former member of the Audit Committees of CLARCOR Inc. and GMAC; serves on the Audit/Compliance Committee of the board of directors of Granite Construction, Inc.

Sandra B. Cochran, age 57, has served as President and Chief Executive Officer of the Company since September 12, 2011. From April 2009 until November 2010, Ms. Cochran served as Executive Vice President and Chief Financial Officer of the Company and was named President and Chief Operating Officer of the Company on November 3, 2010. Ms. Cochran previously served from February 2004 until April 2009 as Chief Executive Officer of Books-A-Million, Inc. (NASDAQ: BAMM) (“Books-A-Million”), a leading book retailer in the southeastern United States. Ms. Cochran presently serves on the board of directors of Dollar General Corporation (NYSE: DG).

Director Qualifications:

•	Leadership Experience—President and Chief Executive Officer of the Company; served as Chief Executive Officer of Books-A-Million; member of the board of directors of Dollar General Corporation.

•

Financial Experience—served as Chief Financial Officer of the Company; served as Chief Financial Officer of Books-A-Million; member of the Audit Committee of the board of directors of Dollar General Corporation.

•	Industry Experience—various leadership positions at the Company since 2009.

Glenn A. Davenport, age 62, first became one of our directors in May 2012. Since May 2013, Mr. Davenport has served as President of G.A. Food Service, Inc., a nutrition services and meal provider serving the nutrition needs of seniors and children, the military, emergency response and large event catering markets. From 1994 until 2006, Mr. Davenport was the Chairman and Chief Executive Officer of Morrison Management Specialists, a food service company that provides food, nutrition and dining services to healthcare systems and senior living communities in 41 states. From March 2007 to February 2009, Mr. Davenport was President of Horizon Software International, LLC, a company specializing in food service technology. Mr. Davenport is currently a member of the board of directors of Team Health Holdings, Inc. (NYSE: TMH), a supplier of outsourced healthcare professional staffing. Mr. Davenport was retired from February 2009 until May 2013.

Director Qualifications:

•

Leadership Experience—serves as President of G.A. Food Service, Inc.; served as Chairman and Chief Executive Officer of Morrison Management Specialists; member of the board of directors of Team Health Holdings, Inc.

•

Industry Experience—seasoned, well-respected executive with a long history in our industry both as an executive and board member; extensive experience in software, services and technologies for foodservice operations.

Richard J. Dobkin, age 70, first became one of our directors in 2005. Mr. Dobkin was the Managing Partner of the Tampa, Florida office of Ernst & Young, LLP, an independent registered public accounting firm, from 1987 until his retirement in June 2005. From October 2009 until September 2010, Mr. Dobkin served as a member of the board of directors of the PBSJ Corporation, which provides planning, design, and construction management services in the U.S. and abroad. Mr. Dobkin has served, since 2008, on the board of directors of Blue Pearl Veterinary Partners, LLC, a private company which owns and operates several specialty and emergency veterinary hospitals in numerous states. Since 2011, Mr. Dobkin has served as an Executive in Residence at the University of South Florida School of Accountancy and acted as a consultant to private companies, and since March 2014, Mr. Dobkin has served on the board of directors of Bay Cities Bank, a community bank with offices in the Tampa, Florida area.

Director Qualifications:

•

Leadership Experience—served as Managing Partner of the Tampa, Florida office of Ernst & Young, LLP, member of the board of directors of Blue Pearl Veterinary Partners and Bay Cities Bank; former member of the board of directors of PBSJ Corporation.

•

Financial Experience—served as Managing Partner of the Tampa, Florida office of Ernst & Young, LLP; Chairman of the Audit Committee of our Board of Directors; serves as a member of the Audit Committee of Blue Pearl Veterinary Partners and Bay Cities Bank; member of Technology Steering Committee of Bay Cities Bank; practicing certified public accountant for over 40 years; Chairman of the Audit Committee of Tampa General Hospital Foundation; Executive in Residence at the University of South Florida School of Accountancy.

Norman E. Johnson, age 67, first became one of our directors in August 2012. From March 2000 to July 2010, Mr. Johnson served as President, Chairman and Chief Executive Officer of CLARCOR Inc. (NYSE: CLC) (“CLARCOR”), a diverse filtration company. From July 2010 to December 2011, Mr. Johnson was the Chairman and Chief Executive Officer of CLARCOR, and he later served as the Executive Chairman of CLARCOR from December 2011 until his retirement in November 2012. In addition, Mr. Johnson has served, since July 2012, on the board of directors of CIRCOR International, Inc. (NYSE: CIR), a manufacturer of valves and other highly engineered products and sub-systems used in the energy, aerospace and industrial markets.

Director Qualifications:

•

Leadership Experience—former President, Chairman and Chief Executive Officer of CLARCOR; member of the board of directors of CIRCOR International; serves on the Nominating and Corporate Governance Committee of the board of directors of CIRCOR International; intimate knowledge of integration and distribution networks.

William W. McCarten, age 66, first became one of our directors in August 2011. Since 2004, Mr. McCarten has served as Chairman of the board of directors of DiamondRock Hospitality Company (NYSE: DRH) (“DiamondRock”), a lodging-focused Real Estate Investment Trust he founded in 2004 and that went public in 2005. DiamondRock owns several high-quality hotels throughout the United States and has assets of approximately $3 billion. Mr. McCarten served as Chief Executive Officer of DiamondRock from its inception until September 2008. Mr. McCarten serves as a member of the board of directors of Marriott Vacations Worldwide Corporation (NYSE: VAC), a leader in the timeshare industry with a global portfolio of resorts in popular destinations. From 2001 through 2003, Mr. McCarten was President of the Marriott Services Group of Marriott International, Inc. (NYSE: MAR). Prior to that position, Mr. McCarten served as President and Chief Executive Officer of HMSHost Corporation. Mr. McCarten was an accountant with Arthur Andersen & Co. from 1970 to 1979.

Director Qualifications:

•

Leadership Experience—Founder and Chairman of DiamondRock; member of the boards of directors of DiamondRock and Marriott Vacations Worldwide Corporation; former Chief Executive Officer of DiamondRock; former President of Marriott Services Group; former President and Chief Executive Officer of HMSHost Corporation.

•	Financial Experience—served as accountant with Arthur Andersen & Co.; served as Vice President and Corporate Controller of Marriott International, Inc.

•	Industry Experience—significant knowledge of our industry as Chief Executive Officer of a company that successfully combined both restaurants and retail shops under the same roof.

Coleman H. Peterson, age 67, first became one of our directors in June 2011. Mr. Peterson is President and Chief Executive Officer of Hollis Enterprises, LLC, the human resources consulting firm he founded in 2004 following his retirement from Wal-Mart Stores, Inc. (NYSE: WMT), where he served as Chief People Officer from 1994 to 2004. Mr. Peterson serves on the boards of directors of both J.B. Hunt Transport Services, Inc. (NASDAQ: JBHT) and Build-A-Bear Workshop, Inc. (NYSE: BBW).

Director Qualifications:

•

Leadership Experience—Founder, President, and Chief Executive Officer of Hollis Enterprises, LLC; member of the Nominating and Corporate Governance Committees of the boards of directors of J.B. Hunt Transport Services, Inc. and Build-A-Bear Workshop, Inc.; extensive executive compensation and succession planning expertise as the Chairman of both the Executive Committee of J.B. Hunt Transport Services, Inc. and the Compensation Committee of Build-A-Bear Workshop, Inc.

•

Industry Experience—developed significant retail industry experience and knowledge as Chief People Officer for Wal-Mart Stores, Inc., where he had the distinction of being the chief human resources officer of the world’s largest private workforce.

Andrea M. Weiss, age 60, first became one of our directors in 2003. Ms. Weiss has been the President and Chief Executive Officer of Retail Consulting, Inc., a retail consulting firm, since October 2002. Prior to that, Ms. Weiss served as President of dELiA*s Corp., a multichannel retailer to teenage girls and young women, from May 2001 to October 2002. From May 1998 until February 2001, Ms. Weiss served as the Executive Vice President and Chief Store Officer of The Limited, Inc. and Intimate Brands, Inc., units of L Brands, Inc. (formerly Limited Brands, Inc.) (NYSE: LB), a women’s retailer. Ms. Weiss has served on the boards of directors of Chicos FAS (NYSE: CHS) since February 2009, The Pep Boys—Manny, Moe & Jack (NYSE: PBY) since March 2013, and Nutrisystem, Inc. (NASDAQ: NTRI) since March 2013. From April 2006 to June 2007, Ms. Weiss was the Chairman of Cortefiel Group, SA, a European retailer with stores in more than 60 countries. Ms. Weiss’ prior retail experience includes positions at The Walt Disney Company (NYSE: DIS), ANN INC., formerly AnnTaylor Stores Corporation (NYSE: ANN), and Guess?, Inc. (NYSE: GES). In addition, Ms. Weiss previously served on the boards of directors of Brookstone, Inc., GSI Commerce Inc., Tabi International, Inc., Ediets.com, Inc. (NASDAQ: DIET), and Worth Ltd., a direct marketer of luxury apparel and accessories. In January 2014, Ms. Weiss co-founded O Alliance, LLC, a digital and retail consulting network. In July 2014, Ms. Weiss joined the board of directors of Newgistics, a private logistics firm.

Director Qualifications:

•

Leadership Experience—President and Chief Executive Officer of Retail Consulting, Inc.; former President of dELiA*s Corp.; former Executive Vice President and Chief Store Officer of The Limited, Inc. and Intimate Brands, Inc., units of L Brands, Inc.; former Chairman of Cortefiel Group, SA; member of the boards of directors of Chicos FAS, The Pep Boys—Manny, Moe & Jack, and Nutrisystem, Inc.; former member of the boards of directors of Brookstone, Inc., GSI Commerce, Inc., Ediets.com, Inc. and several other private company boards of directors in the retail, e-commerce and consumer sector.

•

Industry Experience—over 30 years of experience in the retail and consumer sector with major retail brands, such as The Walt Disney Company, AnnTaylor Stores Corporation and Guess?, Inc.; member of the boards of directors of Chicos FAS, The Pep Boys—Manny, Moe & Jack, and Nutrisystem, Inc.; former member of the boards of directors of Brookstone, Inc., GSI Commerce, Inc. and several other private company boards of directors in the retail and consumer sector; former Chairman of Cortefiel Group, SA.

Director Independence

In accordance with Nasdaq’s listing requirements, the Nominating and Corporate Governance Committee has evaluated each of our directors’ independence from the Company and its management based on Nasdaq’s definition of “independence.” In its review of each director’s independence, the Nominating and Corporate Governance Committee reviewed whether any transactions or relationships exist currently or, during the past three years existed, between each director and the Company and its subsidiaries, affiliates, equity investors or independent auditors. The Nominating and Corporate Governance Committee also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on the review by the Nominating and Corporate Governance Committee and Nasdaq’s definition of “independence,” the Nominating and Corporate Governance Committee has determined that all of our current Board members, with the exception of Ms. Cochran, and all of our director nominees other than Ms. Cochran, are “independent” in accordance with Nasdaq’s listing standards and our Corporate Governance Guidelines, which are posted on our website at www.crackerbarrel.com.

Communications with the Board

Our Board of Directors provides a process for shareholders to send communications to the Board of Directors. All correspondence addressed to the Board of Directors or to one or more members of the Board of Directors should be sent to: via mail, to Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Drive, Lebanon, Tennessee 37087, or via e-mail, to Michael.Zylstra@crackerbarrel.com, or via fax, to (615) 443-9279, or website communication on the Investor Relations section of our website at www.crackerbarrel.com.

All correspondence received by the Corporate Secretary will be promptly acknowledged and reviewed by the Corporate Secretary, who will determine whether the correspondence should be forwarded immediately to the Board of Directors as a whole or to any specific member or members of the Board of Directors or whether the correspondence should be presented to the Board of Directors at its next regular meeting. The Corporate Secretary will consult with the Chairman of the Nominating and Corporate Governance Committee if there is a question concerning the need for immediate review by the Board of Directors or by any specific member or members of the Board of Directors.

Attendance of Directors at 2014 Annual Meeting of Shareholders

Our Board of Directors has adopted a policy that requires all directors to attend our annual shareholder meeting unless attendance is not feasible owing to unavoidable circumstances. All of our Board members attended our 2014 Annual Meeting.

Director Nomination Process

The Nominating and Corporate Governance Committee of our Board of Directors is responsible for identifying and recommending to the Board all persons to be nominated to serve as a director of the Company. The Nominating and Corporate Governance Committee will consider director candidates timely submitted by our shareholders in accordance with the notice provisions as discussed below under “Shareholder Director Nominees.” The Nominating and Corporate Governance Committee applies the same criteria to the evaluation of shareholder-nominated director candidates as it applies to other director candidates. Our Board is responsible for nominating the slate of directors for the Annual Meeting, upon the Nominating and Corporate Governance Committee’s recommendation.

All director nominees are current directors. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates that may come to its attention through current members of the Board of Directors, outside advisors, shareholders or other persons. From time to time, the Nominating and Corporate Governance Committee may retain one or more third-party search firms to assist with identifying potential candidates who meet the qualification and experience requirements described above and to compile information regarding each candidate’s qualifications, experience and independence. Any such third-party search firms report directly to the Nominating and Corporate Governance Committee.

Shareholder Director Nominees

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by shareholders if shareholders comply with the Company’s advance notice requirements. See “SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING” on page 63 of this proxy statement. The Company’s bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to the Secretary of the Company. Such notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information, including the name and address of the shareholder delivering the notice as it appears on the stock records of the Company, the number and class of shares held of record by such shareholder, information about derivative securities holdings of such shareholder, any arrangement or understanding pursuant to which such shareholder has a right to vote or has granted a right to vote any shares of the Company’s stock, whether such shareholder has a short interest in any of the Company’s securities, whether such shareholder is entitled to a fee based on the value of the Company’s securities, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate such nominee, and a certification that such shareholder has complied with all applicable federal, state and other legal requirements in connection with such shareholder’s acquisition of the Company’s securities and such shareholder’s acts or omissions as a shareholder of the Company. The foregoing summary does not include all requirements a shareholder must satisfy in order to nominate a candidate for election to the Board of Directors. Shareholders of the Company who wish to recommend a nominee to the Board of Directors should read carefully the Company’s bylaws, which are available on the Investor Relations section of our website at www.crackerbarrel.com.

In order to be eligible to be a nominee for election as a director of the Company by a shareholder, such potential nominee must deliver to the Secretary of the Company a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Directors, and would be in compliance with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

Shareholder nominations must be submitted in accordance with the deadlines set forth under the caption “SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING” on page 63 of this proxy statement. Shareholder nominations should be sent to Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087, Attention: Corporate Secretary.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE BOARD’S NOMINEES FOR DIRECTOR.

PROPOSAL 2: APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

Introduction

On April 9, 2015, the Board of Directors adopted a shareholder rights plan (the “Rights Plan”) and declared a dividend distribution of preferred share purchase rights (the “Rights”) to shareholders of record on April 20, 2015. The Board of Directors is submitting the Rights Plan to the shareholders for approval at the Annual Meeting. If shareholders approve the Rights Plan at the Annual Meeting, the Rights Plan will expire on April 9, 2018. If shareholders do not approve the Rights Agreement, it will expire immediately following certification of the vote at the Annual Meeting.

The Rights Plan is intended to replace the Company’s previous rights plan adopted and approved by the Company’s shareholders in 2012. The Board of Directors has adopted the Rights Plan in response to the persistent threat that a third party could accumulate a substantial, and potentially controlling, position in the Company through market purchases that do not reflect a control premium offered to all shareholders.

In general terms, the Rights Plan works by imposing a significant penalty upon any person or group which acquires 20% or more of the outstanding common stock of the Company without the approval of the Board of Directors. The Rights may be redeemed by the Board of Directors for one cent per Right prior to a person or group accumulating 20% or more of the Company’s outstanding common stock. The Rights will not interfere with any merger or business combination approved by the Board of Directors, or any “qualifying offer” whether or not approved by the Board. The Rights Plan defines a “qualifying offer” as an all-cash, fully financed tender offers for all shares open for at least 60 business days, are subject to a minimum condition of a majority of the outstanding shares and provide for a 20-business day “subsequent offering period” after consummation.

Adoption of the Rights Plan does not weaken the financial strength of the Company or affect its business plans. Issuance of the Rights:

•	has no dilutive effect on the value of the Company’s common stock,

•	will not affect reported earnings per share,

•	is not taxable to the Company or to you, and

•	will not change how you can trade the Company’s shares.

The Rights will be exercisable only if and when a situation arises that the Rights were intended to address.

The Rights Plan is designed to protect our shareholders from unfair, abusive or coercive takeover strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan is not intended to prevent a takeover or deter fair offers for securities of the Company. To the contrary, it is designed to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover. This should enable all shareholders to fully realize the value of their investment in our Company. We believe the characteristics of the Rights Plan are “shareholder friendly”:

•	The Rights Plan is focused on preventing creeping acquisitions above 20% that do not result in a premium being paid to all shareholders and would not deter a non-coercive cash offer for all shares;

•	If shareholders do not approve the Rights Plan at the Annual Meeting, the Rights Plan expires immediately following the certification of the vote at the Annual Meeting; and

•	If shareholders approve the Rights Plan, the Rights will expire on April 9, 2018.

Certain provisions of Tennessee law to which the Company is subject may also provide protections from abusive takeover tactics, but we believe the Rights Plan provides additional protection from an acquirer that desires to own a significant position and exercise a controlling influence over the Company through voting and election of directors, without engaging in a transaction that could result in a premium paid to all of the Company’s shareholders. For example, the Tennessee Business Combination Act restricts shareholders owning 10% or more of the Company’s shares (termed an “interested shareholder”) from engaging in business combination transactions with the Company for five years, unless the business combination is approved by the Company’s Board of Directors before the interested shareholder exceeds the 10% threshold. After five years, the Company could effect a business combination with the interested shareholder only if the combination is approved by the other shareholders or certain fair price standards are met. However, the Tennessee Business Combination Act has no effect on an acquirer who does not intend to engage in a business combination. The Tennessee Control Share Acquisition Act limits the voting rights of shareholders that acquire shares above specified thresholds starting at 20%, unless the Company’s shareholders approve the excess voting rights, but the Tennessee Control Share Acquisition Act has no effect on acquisitions below 20%, and may not adequately discourage acquisitions of economic interests greater than 20% without paying a control premium. The Board of Directors believes that the adoption of the Rights Plan, which may impose a significant economic penalty on acquisitions of over 20%, is a more effective protection against creeping acquisitions of control and other abusive takeover tactics than these statutory provisions and that the Rights Plan will also encourage potential acquirers to engage in negotiations with the Board of Directors prior to acquiring any significant stake in the Company.

The Board of Directors authorized and declared a dividend of one Right for each share of the Company’s common stock outstanding at the close of business on April 20, 2015, and thereafter issued (and will continue to issue, as long as the Rights Plan is in effect) a Right with each new share of common stock. In general terms, the Rights impose a significant penalty upon any person or group that acquires beneficial ownership of 20% or more of our outstanding common stock without the prior approval of the Board of Directors. Shareholders who beneficially own 20% or more of our outstanding common stock as of April 9, 2015, the date of the adoption of the Rights Plan, are exempted from the ownership threshold requirement so long as such shareholders’ beneficial ownership of the Company’s common stock does not increase.

The Rights are issued pursuant to the Rights Plan. The following is a summary of the principal terms of the Rights Plan. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Plan, which appears as Annex A to this proxy statement.

Summary of the Rights Plan

The Rights

Currently, the Rights trade with, and are inseparable from, the Company’s common stock. The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates. Rights will accompany all new shares of common stock the Company may issue in the future, as long as the Rights Plan remains in effect.

Each Right will entitle the holder to buy one one-hundredth of a share of Series A Junior Participating Preferred Share, par value $0.01 per share (the “Preferred Share”), at a purchase price of $600, subject to adjustment, once the Rights become exercisable. Until a Right is exercised, however, it does not give its holder any additional rights as a shareholder of the Company.

Exercisability

The Rights become exercisable and separate from the Company’s common stock on the Distribution Date. The “Distribution Date” means the tenth (10th) business day after a public announcement that any person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 20% or more of our common stock. Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Exchange Act—are treated as beneficial ownership of the number of shares of the Company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Company’s common stock are directly or indirectly held by counterparties to the derivatives contracts.

Issuance of Right Certificates

After the Distribution Date, American Stock Transfer & Trust Company, LLC, the rights agent for the Rights Plan, will mail separate certificates evidencing the Rights to each record holder of our common stock (or, if the common stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such shares) at the close of business on the Distribution Date. Thereafter, the Rights will be transferable separately from the common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person

•

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $600, purchase shares of our common stock with a market value of $1,200 based on the market price of the common stock prior to such acquisition.

•

Flip Over. If our Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $600, purchase shares of the acquiring corporation with a market value of $1,200 based on the market price of the acquiring corporation’s stock, prior to such merger.

•

Notional Shares. Shares held by affiliates and associates of an Acquiring Person, and notional shares held by counterparties to a derivatives contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Preferred Share Provisions

Each one one-hundredth of a Preferred Share, if issued:

•	will not be redeemable;

•	will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

•	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;

•	will have the same voting power as one share of common stock; and

•	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration

The Rights will expire no later than April 9, 2018, but will expire immediately following certification of the vote at the Annual Meeting if the Rights Plan is not approved by shareholders.

Redemption

Our Board of Directors may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board of Directors redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends on our common stock.

Qualifying Offer Provision

The Rights would also not interfere with all-cash, fully financed tender offers for all shares of our common stock that remain open for a minimum of 60 business days, are subject to a minimum condition of a majority of the outstanding shares and provide for a 20-business day “subsequent offering period” after consummation (such offers are referred to as “qualifying offers”). In the event the Company receives a qualifying offer and the Board of Directors has not redeemed the Rights prior to the consummation of such offer, the consummation of the qualifying offer shall not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights will immediately expire upon consummation of the qualifying offer.

Exchange

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions

Our Board of Directors may adjust the purchase price of the Preferred Share, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or our common stock. No adjustments to the exercise price of less than 1% will be made.

Amendments

The terms of the Rights Plan may be amended by our Board of Directors without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board of Directors may not amend the Rights Plan in a way that adversely affects holders of the Rights.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHAREHOLDER RIGHTS PLAN.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our Named Executive Officers (“executive compensation”) as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. In light of shareholder approval at the Company’s 2011 Annual Meeting to hold an advisory vote on the compensation of the Company’s named executive officers every year, the Board of Directors determined to hold an advisory vote on the compensation of the Company’s named executive officers every year. Therefore, the next shareholder advisory vote on executive compensation will occur at the Company’s 2016 annual meeting of shareholders. While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the Named Executive Officers in the future.

We have described the compensation of the Named Executive Officers under the sections “EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION—COMPENSATION TABLES AND INFORMATION” of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage executives to remain with the Company for long and productive careers.

The Compensation Committee reviews on an ongoing basis the compensation programs for the Named Executive Officers to ensure that such programs achieve the desired goals of enhancing the long-term total return to our shareholders and building a better company by implementing compensation programs that reward both company-wide and individual performance, aligning our executives’ interests with those of our shareholders and allowing us to attract and retain talented executives. For additional information regarding our executive compensation, including our 2015 executive compensation decisions, please see “COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 13 of this proxy statement.

In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and the other related tables and disclosure.”

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4: REAPPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER OUR 2010 OMNIBUS STOCK AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

Our shareholders are being asked to reapprove the material terms of the performance goals for performance-based awards that may be awarded under our 2010 Omnibus Stock and Incentive Plan (the “Plan”), so that such awards may qualify for the performance-based compensation exemption from the executive compensation deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). No amendments or modifications to the Plan are being proposed for shareholder approval, and the approval of this proposal by our shareholders will not result in any increase in the number of shares of our common stock currently available for issuance under the Plan.

Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to any one of certain of our Named Executive Officers may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, compensation that qualifies as “performance-based compensation” is excluded from this $1,000,000 deduction limit and therefore remains fully tax deductible by the Company. The requirements of Section 162(m) of the Code for performance-based compensation include, but are not limited to, shareholder approval of the material terms of the performance goals under which compensation is paid and the reapproval of such performance goals no less frequently than every five years. Because the material terms of the performance goals under the Plan were last approved at our 2010 annual meeting of shareholders, we are seeking reapproval of the performance goals at the Annual Meeting.

For purposes of Section 162(m) of the Code, the material terms of the performance goals for performance-based compensation that may be awarded under the Plan are: the class of eligible persons who may receive compensation under the Plan, the business criteria on which the performance goals are based and the maximum amount of compensation that may be paid to a participant under the Plan. The material terms of the performance goals under the Plan are described below under “Eligibility,” “Performance-Based Equity and Cash Awards,” “Plan Limits” and “Administration of the Plan.”

Effect of Proposal

You are not being asked to approve amendments or modifications to the Plan. The sole effect of shareholders’ reapproval of the material terms of the performance goals under the Plan is to facilitate our continued compliance with applicable legal requirements, so that certain incentive awards granted to the affected Named Executive Officers under the Plan may continue to qualify as tax deductible performance-based compensation under Section 162(m) of the Code. However, even if this proposal is approved by our shareholders, there are additional requirements that must be satisfied for performance-based awards under the Plan to be fully deductible under Section 162(m) of the Code. In addition, while reapproval of the performance goals is required for compensation to qualify as “performance-based compensation” under Section 162(m) of the Code, it does not mean that all awards or other compensation under the Plan will qualify, or be intended to qualify, as performance-based compensation or otherwise be deductible.

Summary of the Plan

Our Board of Directors and shareholders adopted the Plan in December 2010. The Plan is a flexible vehicle through which we believe we can attract, motivate, reward and retain key personnel of the Company and its subsidiaries through the grant of equity-based and/or cash incentive awards. The following is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex B.

Eligibility. Awards under the Plan may be made to such directors, officers, employees, consultants and other advisors who may perform services for us or our subsidiaries, as the Compensation Committee (the “Committee”) may select. Eligible persons who have been approved to receive awards under the Plan are referred to as “participants.”

Shares Available Under the Plan. The maximum number of shares of our common stock with respect to which awards may be granted under the Plan is 1,500,000 shares less one share for each share of common stock that is subject to an award granted under an equity compensation plan in place prior to the adoption of the Plan, subject to adjustment to reflect certain transactions and events specified in the Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, shares forfeited under the Plan, and shares withheld or surrendered in order to pay the exercise or purchase price under a stock option award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of any award will again become available for issuance under the Plan. As of July 31, 2015, we had issued approximately 556,319 shares under the Plan.

Forms of Equity Awards. Awards under the Plan may be in the form of options to purchase shares of our common stock, stock appreciation rights, restricted stock and restricted stock units, other share-based awards, and performance awards.

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Stock Options. A stock option is a right to purchase shares of our common stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the Plan may be “incentive stock options” (“ISOs”) or “non-qualified stock options” (“NQSOs”) under the Code, depending upon the terms of the options and their designation by the Committee. The option purchase price per share for stock options generally may not be less than the fair market value per share of our common stock on the option grant date. The Committee may permit the exercise price to be paid (i) in cash or cash equivalents, (ii) by delivering previously-owned unrestricted shares having a fair market value equal to the exercise price, (iii) with the consent of the Committee, by delivery of other consideration having a fair market value on the exercise date equal to the purchase price, (iv) by the receipt of net shares pursuant to which we withhold from the option settlement shares having a value sufficient to cover the exercise price, (v) by such other methods as may be specified in the applicable award notice (including a cashless broker-assisted exercise), or (vi) by a combination of these methods. No option may be exercisable after the tenth anniversary of the option grant date. Unless the Committee determines otherwise, options will expire sooner following the termination of a participant’s employment or other service, except where such termination is the result of death, disability or retirement. We have not granted any stock options under the Plan.

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Stock Appreciation Rights (“SARs”). A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the grant price of the SAR and the market price of our common stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares of our common stock or other property, or any combination thereof, in the discretion of the Committee. The base price of a SAR may not be less than the fair market value of our common stock on the grant date. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. We have not granted any SARs under the Plan.

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Restricted Stock and Restricted Stock Units (“RSUs”). Restricted stock is common stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. An RSU award consists of the right to receive shares of our common stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Awards of restricted stock or RSUs may entitle the participant to receive credits for dividend equivalents, but not voting or other rights as a shareholder.

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Other Share-Based Awards. The Committee may, subject to limitations under applicable law, grant to any participant other share-based awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock or other property, including deferred stock units, in the sole discretion of the Committee. The Committee will determine the terms and conditions of these awards.

If other share-based awards (except for awards in the form of deferred stock units granted to directors in lieu of all or a portion of their fees for serving as directors) vest upon the passage of time rather than the achievement of performance measures, the period of time for such vesting may not be shorter than three years (with the possibility of ratable vesting during such three-year period). If other share-based awards vest upon the achievement of performance measures, the restrictions may not terminate sooner than one year after the date of grant.

Performance-Based Equity and Cash Awards. The Committee may grant performance awards in the form of performance shares or performance units to any participant, as determined by the Committee in its sole discretion. Performance shares entitle the grantee to units valued by reference to a designated number of shares of our common stock. Performance units entitle the grantee to units valued by reference to a designated amount of cash or property other than shares of our common stock. Each performance award will specify one or more performance measures that must be satisfied within a specified period (referred to as the performance period) in order for the performance awards to be earned. The performance period for performance shares payable in our common stock may not be shorter than one year.

To the extent earned, the performance awards will be paid to the participant at the time and in the manner determined by the Committee. Any grant may specify that the amount payable with respect thereto may be paid by us in cash, shares of our common stock or other property or any combination thereof, at the discretion of the Committee. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code. The performance criteria that could be used in establishing performance goals under the Plan include:

•	revenue	•	net income (or loss) per share

•	pre-tax profits	•	net earnings (or loss)

•	net income (or loss)	•	operating income or loss (before or after taxes)

•	cash flow	•	cash flow per share (before or after dividends)

•	free cash flow	•	gross profits

•	earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization)	•	appreciation in and/or maintenance of the price of the shares of common stock of the Company or any other publicly-traded securities of the Company

•	total shareholder return relative to assets	•	total shareholder return relative to peers

•	customer satisfaction	•	employee satisfaction

•	employee turnover	•	employee diversity

•	gross margin	•	revenue growth

•	stock price	•	market share

•	sales	•	earnings (or loss) per share

•	return on equity	•	cost reductions

•	economic value added	•	product revenue growth

•	return on investment	•	cash flow return on investment

•	operating margin	•	year-end cash

•	cash margin	•	debt reduction

•	shareholders’ equity	•	operating efficiencies

•	growth in number of locations, same store sales, customer traffic	•	attainment of strategic and operational initiatives

•	return on assets or net assets	•	research and development achievements

•	return on capital (including return on total capital or return on invested capital)	•	pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus)

•	specified objective social goals	•	cost of capital

•	co-development, co-marketing, profit sharing, joint venture or other similar arrangements	•	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property)

•	comparisons with various stock market indices	•	financial ratios (including those measuring liquidity, activity, profitability or leverage)

•	supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products	•	improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable

•	establishing relationships with commercial entities with respect to marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)	•	financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, brand positioning goals, business expansion goals and recruiting and maintaining personnel

Dividend Equivalents. The Committee may provide that participants will be paid dividends or credited with dividend equivalents in connection with equity-based awards made under the Plan. Basically, dividend equivalents enable a participant to receive dividends declared and paid on shares underlying the award, subject to such vesting and other conditions as we may impose. However, any dividends or dividend equivalents provided with respect to performance awards, as well as with respect to restricted stock, RSUs and other share-based awards that are subject to the attainment of performance measures, are subject to the same restrictions and risk of forfeiture as the underlying awards.

Plan Limits. In addition to the amount of available shares issuable under the Plan referenced above, and subject to certain adjustments as provided for in the Plan, awards under the Plan are subject to the following limitations:

•	no participant may be granted stock options or SARs for more than 300,000 shares of our common stock for each type of award during any 12-month period;

•

no participant may be granted restricted stock, RSUs, performance shares or other share-based awards for more than 300,000 shares of our common stock for each type of award during any 12-month period, if the award is intended to be “performance-based compensation” under Section 162(m) of the Code; and

•

no participant may earn more than $5,000,000 in cash incentive awards under the Plan during any 12-month performance period (as established by the Committee), if such awards are intended to be “performance-based compensation” under Section 162(m) of the Code.

Administration of the Plan. The Plan is administered by the Committee. The Committee may grant awards to eligible persons and, to the extent permitted by applicable law, may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, or (ii) one or more executive officers, or a committee of executive officers, the authority to grant awards to eligible employees who are not directors or executive officers of the Company.

Equity Awards to our Named Executive Officers. For a description of the equity awards we have made and expect to make to our Named Executive Officers, you should read the “Compensation Discussion and Analysis” section in this proxy statement.

Equity Awards to Independent Directors. For a description of the equity awards we have made and expect to make to our independent directors, you should read the “Compensation of Directors” section in this proxy statement.

Amendment and Termination. The Plan may be amended or terminated by our Board of Directors at any time, in whole or in part. Any amendment that would materially increase the aggregate number of shares of our common stock issuable under the Plan (other than for equitable adjustments in connection with stock dividends, stock splits, etc.), that would expand the types of awards available under the Plan, that would materially expand the class of persons eligible to receive equity awards under the Plan, or that would otherwise be required to be approved by shareholders pursuant to applicable law or the requirements of Nasdaq shall be subject to the approval of the Company’s shareholders.

Effective Date and Term. The Plan became effective as of December 1, 2010. Unless earlier terminated, the Plan will terminate as to future awards on December 1, 2020.

U.S. Income Tax Considerations. The following is a summary of anticipated federal income tax consequences associated with stock-based awards under the Plan.

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Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an “incentive stock option” under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

If a participant receives a stock option that qualifies as an “incentive stock option” under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative minimum tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

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SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

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Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code).

The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

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Tax Deductibility Limitation. The Code limits the allowable tax deduction that may be taken by us for compensation paid to certain of our Named Executive Officers. The limit is $1,000,000 per executive per year, but certain “performance based compensation” is excluded from the limitation. Under the Plan, we are able to grant stock options, SARs, and performance-based RSUs, restricted stock and other incentive awards that may qualify as performance-based compensation not subject to the $1,000,000 limitation. Restricted stock, RSUs and other share-based awards that are not inherently deemed to be performance based would be subject to the limitation unless the vesting and settlement of the awards are subject to the achievement of performance goals established under the Plan.

As indicated, we are able to make awards under the Plan that qualify for exemption from the deduction limitations under Section 162(m) of the Code. However, while we generally seek to take advantage of favorable tax treatment for executive compensation where appropriate, we may in the future award compensation which would not comply with the Section 162(m) requirements for deductibility if we conclude that to be in our best interests under the circumstances.

New Plan Benefits

Future awards under the Plan will be granted at the discretion of our Board of Directors (or a committee thereof). It is not possible to determine the benefits or the amounts that will be received under the Plan by our executive officers or other employees.

During the fiscal year ended July 31, 2015, we granted awards under the Plan to our Named Executive Officers and non-employee directors. The 2015 grants to our Named Executive Officers and to our non-employee directors are reflected in the Grants of Plan Based Awards Table and the Director Compensation Table, respectively, in this proxy statement.

Equity Compensation Plan Information

For information regarding our equity compensation plans as of July 31, 2015, please refer to the table provided under “Equity Compensation Plan Information” on page 33 of this proxy statement.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER OUR 2010 OMNIBUS STOCK AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm for 2016. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1972.

Representatives of Deloitte & Touche LLP have been requested to attend the Annual Meeting. These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

If shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in our best interest and the best interest of our shareholders.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

FEES PAID TO AUDITORS

The following table sets forth certain fees billed to us by Deloitte & Touche LLP in connection with various services provided to us throughout 2015 and 2014.

Service	Aggregate Fees Billed for FY 2015	Aggregate Fees Billed for FY 2014
Audit Fees(1)	$805,355	$763,783
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees(2)	$2,600	$2,200

Total Fees	$807,955	$765,983

(1)	Represents aggregate fees for professional services rendered for: the audit of our consolidated financial statements contained in our Annual Reports on Form 10-K for 2015 and 2014; review of our condensed consolidated financial statements contained in our Quarterly Reports on Form 10-Q for 2015 and 2014; attestation report related to internal control over financial reporting for 2015 and 2014.
(2)	Represents aggregate expenses for licenses to access a financial accounting technical database.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls and has primary oversight responsibility for the Company’s risk management program. The Audit Committee’s functions are described in greater detail on pages 8 and 9 of this proxy statement. Among other things, the Audit Committee recommends to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K.

The Audit Committee is comprised of four directors, all of whom are independent as determined in accordance with Nasdaq’s listing standards and our Corporate Governance Guidelines. Each member of the Audit Committee is also independent within the meaning of Rule 10A-3 under the Exchange Act. The Board of Directors has determined that all four members of the Audit Committee satisfy the attributes of an audit committee financial expert, as defined by SEC regulations.

In connection with recommending that the Company’s audited financial statements be included in its Annual Report on Form 10-K, the Audit Committee took the following steps:

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The Audit Committee discussed with the Company’s independent registered public accounting firm their judgment as to the quality, not just the acceptability, of the Company’s accounting policies and principles and such other matters as are required to be discussed under generally accepted auditing standards, including information concerning the scope and result of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

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Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit Committee reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

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The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee also considered whether the independent registered public accounting firm provided non-audit services to the Company and, if so, whether the provision is compatible with maintaining the independent registered public accounting firm’s independence. This discussion and disclosure informed the Audit Committee of the independent registered public accounting firm’s independence and assisted the Audit Committee in evaluating that independence. The Audit Committee concluded that the independent registered public accounting firm is independent from the Company and its management.

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The Audit Committee reviewed and discussed, with the Company’s management and independent registered public accounting firm, the Company’s audited consolidated balance sheets as of July 31, 2015 and August 1, 2014 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the three-year period ended July 31, 2015, including associated footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	The Audit Committee reviewed and discussed CEO and CFO certifications concerning the Company’s Annual Report on Form 10-K.

Based on the discussions with the Company’s independent registered public accounting firm concerning the audit, the independence discussions, the financial statement quarterly reviews, and additional matters deemed relevant and appropriate by the Audit Committee, including internal audit activities, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K.

In order to ensure that the Company’s independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining independence as defined by applicable laws and regulations, the Audit Committee requires that all services provided and fees charged by the independent registered public accounting firm be pre-approved by the Audit Committee. The authority to grant any pre-approval sought by the Audit Committee during the time period between regularly scheduled Audit Committee meetings is delegated to the Chairman of the Audit Committee. All of the services described above under the caption “FEES PAID TO AUDITORS” were pre-approved by the Audit Committee.

This report has been submitted by the members of the Audit Committee:

Richard J. Dobkin, Chairman

Glenn A. Davenport

Norman E. Johnson

William W. McCarten

This Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

If you wish to submit a proposal to be included in our proxy statement for our Annual Meeting of Shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and must be received no later than June 4, 2016. Shareholder proposals should be mailed to Corporate Secretary, Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087.

In addition, the Company’s bylaws contain an advance notice provision requiring that, if a shareholder wants to present a proposal (including a nomination) at our 2016 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof to the Secretary of the Company. In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the Annual Meeting. The Company’s bylaws set forth detailed information that must be submitted with any shareholder proposal. In the event that the date of the 2016 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2016 Annual Meeting (or, if the first public announcement of the date of the 2016 Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the date on which public announcement of the date of the 2016 Annual Meeting is first made by the Company). In the event that a shareholder proposal intended to be presented for action at an Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board of Directors in connection with that Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that Annual Meeting.

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our Annual Report on Form 10-K, and a list of all its exhibits, will be supplied without charge to any shareholder upon written request sent to our principal executive offices: Cracker Barrel Old Country Store, Inc., Attention: Investor Relations, 305 Hartmann Drive, Lebanon, Tennessee 37087. Exhibits to the Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov, or via our website at www.crackerbarrel.com.

OTHER BUSINESS

We are not aware of any other matters to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their best judgment.

Reconciliation of as reported GAAP basis operating results to as adjusted non-GAAP operating results

(in thousands, except per share data)

The Company makes reference to “adjusted operating income,” “adjusted net income,” and “adjusted earnings per diluted share,” excluding the impact of proxy contest expenses, severance and the retroactive restatement of the work opportunities tax credit. The Company believes that excluding these items and their related tax effects from its financial results reflects operating results that are more indicative of the Company’s ongoing operating performance while improving comparability to prior periods, and as such, may provide investors with an enhanced understanding of the Company’s past financial performance and prospects for the future.

This information is not intended to be considered in isolation or as a substitute for operating income, net income, or earnings per share or expense information prepared in accordance with GAAP.

	Twelve months ended July 31, 2015			Twelve months ended August 1, 2014
	As Reported	Adjust	As Adjusted	As Reported	Adjust	As Adjusted
		(1), (2)			(3)
Total Revenue	$2,842,284		$2,842,284	$2,683,677		$2,683,677
Store operating income	402,424	—	402,424	337,793		337,793
General and administrative expenses	147,544	(3,519)	144,025	129,387	(4,313)	125,074
Operating income	254,880	3,519	258,399	208,406	4,313	212,719
Interest Expense	16,679		16,679	17,557		17,557

Pretax income	238,201	3,519	241,720	190,849	4,313	195,162
Provision for income taxes	74,298	3,417	77,715	58,721	1,327	60,048

Net income	$163,903	$102	$164,005	$132,128	$2,986	$135,114

Earnings per share—Basic	$6.85	$0.01	$6.86	$5.55	$0.13	$5.68
Earnings per share—Diluted	$6.82	$—	$6.82	$5.51	$0.12	$5.63

(1)	Accrued liability and tax effects related to the settlement of the Fair Labor Standards Act litigation. Full year adjustment includes the amount accrued in the first quarter of 2015, which was not previously included in the reconciliation schedule.
(2)	Provision for taxes adjusted to exclude the $2.3 million prior year favorable effect of the retroactive reinstatement of the Work Opportunity Tax Credit.
(3)	Charges and tax effects of the special meeting of shareholders or proxy contest at the annual shareholders meeting.

Directions to the Annual Meeting

Take I-40 West from Knoxville, Tennessee or I-40 East from Nashville, Tennessee.

Take the Hartmann Drive exit, Exit 236, and proceed North on Hartmann Drive.

Go North on Hartmann Drive approximately 2.6 miles.

Turn right at the traffic light into the Cracker Barrel campus.

Proceed as indicated by signs to the Operations Services Building 4.

Annex A

CRACKER BARREL OLD

COUNTRY STORE, INC.

and

AMERICAN STOCK

TRANSFER & TRUST

COMPANY, LLC

Rights Agreement

Dated as of April 9, 2015

A-i

Signatures

Exhibit A	-	Articles of Amendment to the Amended and Restated Charter of the Company

Exhibit B	-	Form of Right Certificate

Exhibit C	-	Summary of Rights to Purchase Preferred Shares

A-ii

Agreement, dated as of April 9, 2015, between CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”). This Agreement shall be effective as of the Effective Time.

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on April 20, 2015 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan; provided, however, that no Person who Beneficially Owns, as of the time of the public announcement of this Agreement, 20% or more of the Common Shares of the Company then outstanding shall become an Acquiring Person unless such Person shall, after the time of the public announcement of this Agreement, increase its Beneficial Ownership of the then outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) 20% or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Common Shares as of any time from and after the public announcement of this Agreement plus (ii) 0.001%. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company Beneficially Owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after the public announcement of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company; or

(iv) which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are defined in the immediately following paragraph); provided, however, that the number of Common Shares that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

A “Derivatives Contract” is a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of Common Shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Shares or other property, without regard to any short position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which are issuable by the Company and which such Person would be deemed to Beneficially Own hereunder.

(e) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(g) “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i) “Effective Time” shall mean 5:00 P.M., New York City time on April 9, 2015.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(l) “Exemption Date” shall have the meaning set forth in Section 23(c).

(m) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(n) “NASDAQ” shall mean The NASDAQ Stock Market LLC.

(o) “Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act.

(p) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Company’s Articles of Amendment to the Company’s Amended and Restated Charter attached hereto as Exhibit A.

(q) “Purchase Price” shall have the meaning set forth in Section 4 hereof.

(r) “Qualifying Offer” shall mean an offer having all of the following characteristics:

(i) a fully financed all-cash tender offer for all of the Company’s outstanding Common Shares;

(ii) an offer that shall remain open for not less than 60 Business Days after the offer has commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open beyond (1) the time for which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open, or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Company’s Common Shares with respect to which the

Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder);

(iii) an offer that is conditioned on a minimum number of the Company’s Common Shares being tendered and not withdrawn as of the expiration date as would provide the bidder, upon consummation of the offer, with beneficial ownership of at least a majority of the Company’s outstanding Common Shares, which condition shall not be waivable; and

(iv) an offer pursuant to which the offeror has made an irrevocable written commitment to provide a “subsequent offering period” in accordance with Rule 14d-11 of the Exchange Act of 20 Business Days following the consummation of the offer.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, binding written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(c) shall no longer be applicable to such offer.

(s) “Record Date” shall have the meaning set forth in the second paragraph hereof.

(t) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(u) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(v) “Right” shall have the meaning set forth in the second paragraph hereof.

(w) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(x) “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(y) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(z) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(aa) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) Until the tenth day after the Shares Acquisition Date (including any such date which is after the date of this Agreement and prior to the issuance of the Rights, the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

(c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Cracker Barrel Old Country Store, Inc. and American Stock Transfer & Trust Company, LLC, dated as of April 9, 2015, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cracker Barrel Old Country Store, Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cracker Barrel Old Country Store, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights Beneficially Owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. In the event that the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the earlier to occur of (A) the Close of Business on the day following the certification of the voting results of the Company’s 2015 annual meeting of shareholders, if at such shareholder meeting a proposal to approve this Agreement has not received the affirmative vote of the holders of a majority of the Company’s Common Shares present in person or represented by proxy, entitled to vote and actually voted on such proposal or (B) Close of Business on April 9, 2018 (such earlier date, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the time at which the Rights expire in connection with the consummation of a Qualifying Offer as provided in Section 23(d) hereof.

(b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $600, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights

Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11 (d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void without any further action, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. Neither the Company nor the Rights Agent shall have liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or other Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.

Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11 (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or in the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such shareholders.

(n) In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief statement of the facts accounting for such adjustment or describing such event, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall effect a share exchange, consolidate with, or merge with and into, any other Person, (b) any Person shall effect a share exchange, consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such share exchange or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, share exchanges, or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange, be converted or consolidated, or any Person resulting from any merger, share exchange, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights

Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state), in good standing which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an affiliate or direct or indirect wholly-owned Subsidiary of such Person or its wholly-owning parent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption.

(a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

(c) In the event the Company receives a Qualifying Offer and, by the end of the 60 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, the Board of Directors has not redeemed the outstanding Rights or exempted such offer from the terms of the Agreement, the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the 60th Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer (the “Exemption Date”).

(d) From and after the Close of Business on the Exemption Date, the consummation of the Qualifying Offer shall not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights shall immediately expire and have no further force and effect upon such consummation.

Section 24. Exchange.

(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include

Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any share exchange, consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such share exchange, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Cracker Barrel Old Country Store, Inc.

305 Hartmann Drive

Lebanon, TN 37087

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Relationship Manager

with a copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the

Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Tennessee and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

CRACKER BARREL OLD COUNTRY STORE, INC.

By:	/s/ Michael J. Zylstra
	Name:	Michael J. Zylstra
	Title:	Vice President, Secretary and
General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael Nespoli
	Name:	Michael Nespoli
	Title:	Executive Director

[Signature Page – Rights Agreement]

Exhibit A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED CHARTER

of

CRACKER BARREL OLD COUNTRY STORE, INC.

(Pursuant to Section 48-20-102 of the

Tennessee Business Corporation Act)

In accordance with Sections 48-20-102 and 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Charter (the “Charter”):

1. The name of this corporation is Cracker Barrel Old Country Store, Inc.

2. Article 5 of the Charter is hereby amended, pursuant to the authority granted to the Board of Directors of this corporation by Section 5(c) of the Charter, by amending and restating subsection (f) to Article 5 of the Charter in its entirety to read as follows:

“(f) Series A Junior Participating Preferred Stock:

(i) Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock.

(ii) Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

(iii) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other articles of amendment to this Charter creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(iv) Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in subsection 5(f)(ii) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this subsection 5(f)(iv), purchase or otherwise acquire such shares at such time and in such manner.

(v) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other articles of amendment to this Charter creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(vi) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up)to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(vii) Consolidation, Merger, Etc. In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A

Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(viii) No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

(ix) Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the corporation’s Preferred Stock.

(x) Amendment. Subsection 5(f) of this Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.”

3. Except as amended by these Articles of Amendment, the Charter of the Corporation shall remain in full force and effect.

4. These Articles of Amendment were duly adopted by the Board of Directors of the Corporation on April 9, 2012, without shareholder approval as no such approval was required.

5. These Articles of Amendment to the Charter of the Corporation will be effective as of 8:00 a.m. Central Time on April 10, 2012.

IN WITNESS WHEREOF, these Articles of Amendment are executed on behalf of the Corporation this 9th day of April, 2012.

CRACKER BARREL OLD COUNTRY STORE, INC.

By:	/s/ Michael J. Zylstra
Name:	Michael J. Zylstra
Title:	Vice President and General Counsel

Exhibit B

Form of Right Certificate
Certificate No. R-	Rights

NOT EXERCISABLE AFTER APRIL 9, 2018 OR EARLIER IF

REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE

SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE OR

TERMINATION ON THE TERMS SET FORTH IN THE AGREEMENT.

Right Certificate

Cracker Barrel Old Country Store, Inc.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of April 9, 2015 (the “Agreement”), between Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5:00 P.M., New York City time, on April 9, 2018 (or earlier under certain circumstances set forth in the Agreement) at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $600 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of             , 20    , based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of             , 20    .

ATTEST:	CRACKER BARREL OLD COUNTRY STORE, INC.

By
Name:	Name:
Title:	Title:
Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto [Please print name and address of transferee] this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

Form of Reverse Side of Right Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate.)

To: CRACKER BARREL OLD COUNTRY STORE, INC.

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

Introduction

On April 9, 2015, the Board of Directors of our Company, Cracker Barrel Old Country Store, Inc., a Tennessee corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on April 20, 2015 to the shareholders of record on April 20, 2015.

Our Board has adopted this Rights Agreement to protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board. It also does not apply to a fully financed cash offer for all the Company’s shares meeting the requirements that we describe below.

For those interested in the specific terms of the Rights Agreement as made between our Company and American Stock Transfer & Trust Company, LLC, as the Rights Agent, on April 9, 2015, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated April 10, 2015. A copy of the agreement is available free of charge from our Company.

The Rights. Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on April 20, 2015. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after April 20, 2015 until the Distribution Date described below.

Exercise Price. Each Right will allow its holder to purchase from our Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $600, once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act — are treated as beneficial ownership of the number of shares of the company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the company’s common stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Plan are excepted from such imputed beneficial ownership.

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $600, purchase shares of our common stock with a market value of $1,200 based on the market price of the common stock prior to such acquisition.

•

Flip Over. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $600, purchase shares of the acquiring corporation with a market value of $1,200 based on the market price of the acquiring corporation’s stock, prior to such merger.

•

Notional Shares. Shares held by Affiliates and Associates of an Acquiring Person, and Notional Shares held by counterparties to a Derivatives Contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Preferred Share Provisions.

Each one one-hundredth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•	will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•	will have the same voting power as one share of common stock.

•	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration. The Rights will expire no later than April 9, 2018, but will expire immediately following certification of the vote at the 2015 annual shareholders’ meeting if the rights plan is not approved by shareholders.

Redemption. Our Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Qualifying Offer Provision. The Rights would also not interfere with all-cash, fully financed tender offers for all shares of common stock that remain open for a minimum of 60 business days, are subject to a minimum condition of a majority of the outstanding shares and provide for a 20 business day “subsequent offering period” after consummation (such offers are referred to as “qualifying offers”). In the event the company receives a qualifying offer and the board of directors has not redeemed the Rights prior to the consummation of such offer, the consummation of the qualifying offer shall not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights will immediately expire upon consummation of the qualifying offer.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

Annex B

CRACKER BARREL OLD COUNTRY STORE, INC

2010 OMNIBUS STOCK AND INCENTIVE PLAN

Cracker Barrel Old Country Store, Inc. (the “Company”), a Tennessee corporation, hereby establishes and adopts the following 2010 Omnibus Stock and Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by: (i) strengthening the Company’s capability to develop, maintain, and direct an outstanding management team; (ii) motivating superior performance by means of long-term performance related incentives; (iii) encouraging and providing for obtaining an ownership interest in the Company; (iv) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other major companies; and (v) enabling executives to participate in the long-term growth and financial success of the Company.

2.	DEFINITIONS

2.1. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2. “Award Notice” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3. “Board” shall mean the board of directors of the Company.

2.4. “Cause” shall mean matters which, in the judgment of the Committee, constitute any one or more of the following: (i) intoxication while on the job; (ii) theft or dishonesty in the conduct of the Company’s business; (iii) willful neglect or negligence in the management of the Company’s business, or violation of Company race or gender anti-harassment policies; (iv) violence that results in personal injury; or (v) conviction of a crime involving moral turpitude.

2.5. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.6. “Committee” shall mean the Compensation Committee of the Board or such other committee of directors as is designated by the Board, or a subcommittee thereof formed by the Compensation Committee or such other committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom will be intended to be to the extent required by applicable law, rule or regulation (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act, Section 162(m) of the Code or

the rules of the principal U.S. national securities exchange, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.7. “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement.

2.8. “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.9. “Director” shall mean a non-employee member of the Board.

2.10. “Disability” shall have the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, a Subsidiary or Affiliate, for the Participant, whether or not that Participant actually receives disability benefits under the plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In a dispute, the determination whether a Participant has suffered a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which that Disability relates.

2.11. “Dividend Equivalents” shall have the meaning set forth in Section 12.6.

2.12. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.13. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14. “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion taking into account the requirements of Section 409A. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.15. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.16. “Limitations” shall have the meaning set forth in Section 10.6.

2.17. “Net Exercise” means a Participant’s ability to exercise an Option by directing the Company to deduct from the Shares issuable upon exercise of his or her Option a number of Shares having an aggregate Fair Market Value equal to the sum of the aggregate exercise price therefor plus the amount of the Participant’s minimum tax withholding (if any), whereupon the Company shall issue to the Participant the net remaining number of Shares after such deductions.

2.18. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.19. “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.20. “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.21. “Payee” shall have the meaning set forth in Section 13.2.

2.22. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.23. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.24. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.25. “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.26. “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.27. “Prior Plans” shall mean, collectively, the Company’s 2002 Omnibus Incentive Compensation Plan and the Company’s Amended and Restated Stock Option Plan.

2.28. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.29. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.30. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash (or in combination thereof) as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.31. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.32. “Shares” shall mean the shares of common stock of the Company, par value $0.01 per share.

2.33. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.34. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.35. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.36. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 1,500,000 Shares shall be authorized for grant under the Plan, less one (1) Share for every one (1) Share that was subject to an option, stock appreciation right, or another type of award granted after July 30, 2010 under the Prior Plans. After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under any Prior Plan.

(b) If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after July 30, 2010 any Shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall be added to the Shares available for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option granted under the Prior Plans, or to satisfy any tax withholding obligation with respect to an Award or an award granted under the Prior Plans, and (ii) Shares subject to a Stock Appreciation Right or a stock appreciation right granted under the Prior Plans that are not issued in connection with its stock settlement on exercise thereof.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Limitations applicable to a Participant under Section 10.6, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Notice; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; (xii) promulgate rules and regulations to determine what events constitute Disability, retirement or termination for an approved reason for purposes of the Plan; (xiii) determine the treatment of a Participant under the Plan in the event of a Participant’s death, Disability, retirement or termination for an approved reason; and (xiv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) All expenses associated with the Plan shall be borne by the Company subject to such allocation to its Subsidiaries and operating units as it deems appropriate.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(d) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, one or more executive officers or a committee of executive officers the right to grant and determine the terms of Awards to Employees who are not directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not directors or executive officers of the Company.

(e) Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in settlement thereof, with the Company’s approval, or paid by that person in satisfaction of any judgment in any such action, suit or proceeding against that person, provided that person shall give the Company an opportunity, at its own expense, to handle and defend the same before that person undertakes to handle and defend it on that person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.	OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Notices. All Options shall be evidenced by a written Award Notice in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (i) lower the option price per Share of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or a Substitute Award), or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or Disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Notice) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Notice, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) pursuant to a Net Exercise arrangement; provided, however, that in such event, the Committee may exercise its discretion to limit the use of a Net Exercise, (v) through any other method specified in an Award Notice (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6. Other Restrictions Relating to Incentive Stock Options. Stock options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code. Accordingly, incentive stock options may only be granted to Employees who are employees of the Company or a Subsidiary, and the aggregate market value (determined at the time the option was granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or other limit required by the Code).

5.7. Termination of Employment. In the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability, each of the Participant’s outstanding Options shall be exercisable by the Participant (or the Participant’s legal representative or designated beneficiary), as provided under the terms of the Award Notice, at any time prior to an expiration date established by the Committee at the time of grant or as otherwise determined by the Committee (which may be the original expiration date of such Option or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that the Committee may provide for Options to be exercisable up to one year after the death or Disability of a Participant even if this is beyond their expiration date. If the Participant ceases to be employed for any other reason, including for Cause, all of the Participant’s then outstanding Options shall terminate immediately, except as otherwise determined by the Committee.

6.	STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Award Notices. All Stock Appreciation Rights granted pursuant to Section 6.1(c) shall be evidenced by a written Award Notice in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.

6.3. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient. Granting a Stock Appreciation Right pursuant to the Plan shall impose no obligation on the recipient to exercise such Stock Appreciation Right. Any individual who is granted a Stock Appreciation Right pursuant to this Article may hold more than one Stock Appreciation Right granted pursuant to the Plan at the same time.

(d) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the

Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

(e) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or a Substitute Award), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

6.4. Termination of Employment. In the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability, each of the Participant’s outstanding Stock Appreciation Rights shall be exercisable by the Participant (or the Participant’s legal representative or designated beneficiary), as provided by the terms of the Award Notice, at any time prior to an expiration date established by the Committee at the time of grant or as otherwise determined by the Committee (which may be the original expiration date of such Stock Appreciation Right or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that the Committee may provide for the Stock Appreciation Right to be exercised up to one year after the death or Disability of a Participant even if this is beyond its expiration date. If the Participant ceases to be employed for any other reason, all of the Participant’s then outstanding Stock Appreciation Rights shall terminate immediately, except as otherwise determined by the Committee.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Notices. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Notice which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Notice, beginning on the date of grant of a Restricted Stock Award or Restricted Stock Unit Award, the Participant shall not become a stockholder of the Company with respect to all Shares subject to the Award Notice and shall not have any of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Award or a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Notice, provided that in no event shall such a participant possess voting rights with respect to a Restricted Stock Unit Award.

Except as otherwise provided in an Award Notice, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Minimum Vesting Period. Restricted Stock Awards and Restricted Stock Unit Awards shall have a Vesting Period of not less than (i) three (3) years (except for awards to Directors, which shall have a minimum Vesting Period of one (1) year) from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of the death, Disability, or termination of employment or service, retirement of the Participant or a Change in Control (as defined in Section 11.3). The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Notice under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in the prior sentence and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

7.5. Termination of Employment.

(a) Subject to Section 7.4, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability before the end of a Vesting Period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee, but in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award to the Participant to the date of termination of the Participant and the denominator of which is the number of months in the Vesting Period, multiplied by (ii) the number of Shares subject to the Award.

(b) Subject to Section 7.4, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability before the end of the Vesting Period and the Participant has received an award subject to the achievement of performance objectives, the Restricted Stock Award or Restricted Stock Unit Award shall, except as otherwise determined by the Committee, vest upon the achievement of the performance objectives with respect to such number of those Shares subject to the Award as shall be determined by the Committee, and then in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed since the beginning of the Vesting Period to the date of termination of the Participant and the denominator of which is the number of months elapsed since the beginning of the Vesting Period to the date of achievement of the performance/time goal, multiplied by (ii) the number of Shares subject to the Award.

(c) In the event the Participant ceases to be employed for any other reason, including for Cause, except as otherwise determined by the Committee, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited.

7.6. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Notices. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Notice which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3. Minimum Vesting Period. Other Share-Based Awards, except for Awards made pursuant to Section 8.6, shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of the death, Disability or retirement of the Participant or a Change in Control (as defined in Section 11.3). The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Notice under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in the prior sentence and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

8.4. Termination of Employment.

(a) Subject to Section 8.3, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability before the end of a Vesting Period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Other Share-Based Award that shall vest shall be determined by the Committee, but in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Other Share-Based Award to the Participant to the date of termination and the denominator of which is the number of months in the Vesting Period, multiplied by (ii) the number of Shares subject to the Award.

(b) Subject to Section 8.3, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability before the end of the Vesting Period and the Participant has received an award subject to the achievement of performance objectives, the Other Share-Based Award shall, except as otherwise determined by the Committee, vest upon the achievement of the performance objectives with respect to such number of those Shares subject to the Award as shall be determined by the Committee, and then in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after beginning of the Vesting Period to the date of termination of the Participant and the denominator of which is the number of months elapsed after the beginning of the Vesting Period to the Participant to the date of achievement of the performance/time goal, multiplied by (ii) the number of Shares subject to the Award.

(c) In the event the Participant ceases to be employed for any other reason, including for Cause, except as otherwise determined by the Committee, all Shares subject to the Award which are still unvested shall be forfeited.

8.5. Payment. Except as may be provided in an Award Notice, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-

Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.6. Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for the payment of the deferred stock units.

9.	PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2. Award Notices. The terms of any Performance Award granted under the Plan shall be set forth in an Award Notice (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than one year unless the Performance Award is not payable in Shares. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Article 11 or as may be provided in an Award Notice, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.5. Termination of Employment.

(a) Subject to Section 9.4, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death, retirement, or Disability before the end of the Vesting Period and the Participant has received an award subject to the achievement of performance objectives, the Performance Shares or Performance Units shall, except as otherwise determined by the Committee, vest upon the achievement of the performance objectives with respect to such number of those Shares subject to the Award as shall be determined by the Committee, and then in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the beginning of the Performance Period to the date of termination of the Participant and the denominator of which is the number of months elapsed after the beginning of the Performance Period to the date of achievement of the performance/time goal, multiplied by (ii) the number of Shares subject to the Award.

(b) In the event the Participant ceases to be employed for any other reason, including for Cause, except as otherwise determined by the Committee, all Shares subject to the Award which are still unvested shall be forfeited.

10.	CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenue; net income (or loss) per share; pre-tax profits; net earnings (or loss); net income (or loss); operating income or loss (before or after taxes); cash flow; cash flow per share (before or after dividends); free cash flow; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); total stockholder return relative to assets; total stockholder return relative to peers; customer satisfaction; growth in number of locations, same store sales, customer traffic; employee satisfaction; employee turnover, employee diversity, specified objective social goals, gross margin; revenue growth; stock price; market share; sales; earnings (or loss) per share; return on equity; cost reductions; economic value added; product revenue growth; pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; gross profits; comparisons with various stock market indices; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on investment, improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; research and development achievements; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, brand positioning goals, business expansion goals and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3. Certification. Any payment of an Award granted with performance goals pursuant to this Article 10 shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

10.4. Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Article 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.5. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.6. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 300,000 Shares for each type of award and (ii) earn more than 300,000 Shares with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period for each type of award that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (collectively, the “Limitations”). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each 12 months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitation (or, if denominated in cash, toward the dollar amount in the preceding sentence).

11.	CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Notices may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is equal to or less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2. Assumption or Substitution of Certain Awards.

(a) Unless otherwise provided in an Award Notice, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Notice, including prior thereto if applicable) and under the circumstances specified in the Award Notice: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Notice), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for, if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Notice, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Change in Control. For purposes of the Plan, unless otherwise provided in an Award Notice, Change in Control means the occurrence of any one of the following events:

(a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b) Any “person”, including a “group” (as such terms are defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any acquisition of such securities: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

Notwithstanding the foregoing, with respect to any Award that is characterized as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of any payment in respect of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

12.	GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) materially increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.3(e) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.3(d), or (f) increase the Limitations. The Board may not, without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as are appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if deemed appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee shall have the sole discretion to make all interpretations and determinations required under this section to the extent it deems equitable and appropriate and its determination shall be conclusive and binding. It is the intent of any such adjustment that the value of the Awards held by the Participants immediately following the change is the same as that value immediately prior to the change.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Notice relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Termination of Employment or Services.

(a) The Committee shall determine and set forth in each Award Notice whether any Awards granted in such Award Notice will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, Disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

(b) The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan with respect to any suspension of employment or leave of absence from the Company or a Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such suspension or leave of absence shall be treated as if the Participant ceased to be an Employee and (ii) the impact, if any, of any such suspension or leave of absence on Awards under the Plan. In the event a Participant transfers employment from the Company to a Subsidiary or from a Subsidiary to the Company, such Participant shall not be deemed to have ceased to be an Employee for purposes of the Plan.

12.5. Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

12.6. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. All deferrals shall be accomplished by the delivery of a written, irrevocable request by the Participant prior to the time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee also may credit interest, at rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock. The Committee also may, in its discretion, require deferral of payment of any Award or portion of it, if payment of the Award would, or could in the reasonable estimation of the Committee, result in the Participant receiving compensation in excess of the maximum amount deductible by the Company under the provisions of Code Section 162(m), as amended. Notwithstanding the foregoing, no Award under this Plan (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Subject to the provisions of the Plan and any Award Notice, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents distributed in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

13.	MISCELLANEOUS

13.1. Award Notices. Each Award Notice shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Notice shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Notices on behalf of the Company. The Award Notice shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Conditions on Awards.

(a) A Participant will not, without the written consent of the Company, either during or after his or her employment by the Company, disclose to anyone or make use of any confidential information which he or she has acquired during his or her employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with his or her work as an employee of Company, or as demanded by a subpoena issued by a court of competent jurisdiction, if the Participant gives notice of the demand to the Company as soon as reasonably possible after receipt of the subpoena. The confidential information of the Company includes, but is not limited to, all technology, recipes, business systems and styles, customer lists and all other Company proprietary information not generally known to the public. During Participant’s employment by the Company, he or she will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which he or she has worked for the Company. Unless the Award Notice specifies otherwise, a Participant shall forfeit all rights under this Plan to any unexercised or unpaid Awards or to the deferral of any Award, dividend, or Dividend Equivalent, if, in the determination of the Committee, the Participant has violated the provisions set forth in this Section 13.5, and in that event any further payment, deferral of payment, or other action with respect to any Award, dividend, or Dividend Equivalent shall be made or taken, if at all, in the sole discretion of the Committee.

(b) In the event that the employment of a Participant holding any unexercised Option or Stock Appreciation Right, any unearned Performance Award, any unvested or unearned shares of Restricted Stock, any unearned or unvested Restricted Stock Units or any unearned or unvested Other Share-Based Awards shall terminate with the consent of the Committee or by reason of retirement or Disability, the rights of such Participant to any such Award shall be subject to the conditions that until any such Option or Stock Appreciation Right is exercised, or any such Performance Award, share of Restricted Stock, Restricted Stock Units or Other Share-Based Award is vested or earned, the Participant shall (a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company (b) not personally, or in conjunction with others, solicit or recruit current employees of the Company or its Subsidiaries to leave employment; (c) not in any way disparage the Company, its products and processes or any of its employees or vendors or customers; (d) protect the confidential information of the Company and its trade secrets; and (e) be available, unless the Participant shall have died, at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company’s management with respect to phases of the business with which the Participant was actively connected during the Participant’s employment, but such consultations shall not (except in the case of a Participant whose active service was outside of the United States) be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that the above conditions are not fulfilled, the Participant shall forfeit all rights to any unexercised Option or Stock Appreciation Right, Performance Award, shares of Restricted Stock, Restricted Stock Units or Other Share-Based Awards held as on the date of the breach of condition.

(c) In addition, any Participant may be required to repay the Company an Award, if (i) the Company’s financial statements are required to be restated due to material noncompliance, as a result of the Participant’s misconduct, with any financial reporting requirement under the federal securities laws, (ii) the Participant is terminated by or otherwise leaves employment with the Company within two years following the vesting date of the Award and such termination of employment arises out, is due to, or is in any way connected with any misconduct or violation of Company policy, (iii) the Participant becomes employed with a competitor within the two year period following termination, or (iv) for any other reason considered by the Committee in its sole discretion to be detrimental to the Company or its interests. Any determination by the Board of Directors of the Company which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in such activity or breached an obligation to the Company as aforesaid shall be conclusive.

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12. Governing Law; Jurisdiction. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Tennessee, without reference to principles of conflict of laws, and construed accordingly. Any suit, action or proceeding with respect to the Plan or any Award Notice, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Tennessee or the United States District Court for the Middle District of Tennessee and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Notice, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Tennessee, the court of the United States of America for the Middle District of Tennessee, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Tennessee State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Notice, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention Secretary, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Tennessee.

13.13. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14. Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16. Listing, Registration and Legal Compliance. Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock

Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders’ consent, so suspend such period on not less than 15 days prior written notice to the holders thereof.

13.17. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

VOTE BY INTERNET - www.proxyvote.com
CRACKER BARREL OLD COUNTRY STORE, INC. 305 HARTMANN DRIVE LEBANON, TN 37087

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M96020-TBD                     KEEP THIS PORTION FOR YOUR RECORDS

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CRACKER BARREL OLD COUNTRY STORE, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	To elect nine directors.				☐	☐	☐
Nominees:

	01)	James W. Bradford	06)	Norman E. Johnson
	02)	Thomas H. Barr	07)	William W. McCarten
	03)	Sandra B. Cochran	08)	Coleman H. Peterson
	04)	Glenn A. Davenport	09)	Andrea M. Weiss
	05)	Richard J. Dobkin
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.									For	Against	Abstain

2.	To approve the Company’s shareholder rights plan.								☐	☐	☐

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice.								☐	☐	☐

4.	To reapprove the material terms of the performance goals under our 2010 Omnibus Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.								☐	☐	☐

5.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2016 fiscal year.								☐	☐	☐

6.	To conduct other business properly brought before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.							☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M96021-TBD

CRACKER BARREL OLD COUNTRY STORE, INC.

Proxy Solicited by and on behalf of the Board of Directors for the

Annual Meeting of Shareholders to be held on Thursday, November 12, 2015.

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Sandra B. Cochran, James W. Bradford, and Michael J. Zylstra, and each of them, as proxies, with full power of substitution, to vote all shares that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”) to be held at 305 Hartmann Drive, Lebanon, TN, on Thursday, November 12, 2015 at 10:00 a.m., Central Time. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The shares will be voted in accordance with your instructions.

The proxies shall vote subject to the directions indicated on the reverse side of this card. The proxies will vote as the Board of Directors recommends where a choice is not specified.

THE SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL BOARD OF DIRECTORS NOMINEES IN THE ELECTION OF DIRECTORS; TO APPROVE THE COMPANY’S SHAREHOLDER RIGHTS PLAN; TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT THAT ACCOMPANIES THIS NOTICE; TO REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER OUR 2010 OMNIBUS STOCK AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE; TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Please sign and date this Proxy.